UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-04257

DWS Variable Series I

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/09

ITEM 1.           REPORT TO STOCKHOLDERS

December 31, 2009

ANNUAL REPORT

DWS VARIABLE SERIES I

DWS Bond VIP

DWS Growth & Income VIP

DWS Capital Growth VIP

DWS Global Opportunities VIP

DWS International VIP

DWS Health Care VIP

Contents

Performance Summary, Information About Your Portfolio's Expenses, Management Summary, Portfolio Summary, Investment Portfolio, Financial Statements and Financial Highlights for:

4 DWS Bond VIP

20 DWS Growth & Income VIP

35 DWS Capital Growth VIP

46 DWS Global Opportunities VIP

59 DWS International VIP

70 DWS Health Care VIP

81 Notes to Financial Statements

91 Report of Independent Registered Public Accounting Firm

92 Tax Information

92 Proxy Voting

93 Investment Management Agreement Approval

108 Summary of Management Fee Evaluation by Independent Fee Consultant

111 Board Members and Officers

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus or summary prospectus, if available, call (800) 778-1482 or your financial representative. We advise you to consider the Portfolio's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Portfolio. Please read the prospectus carefully before you invest.

Investments in variable portfolios involve risk. Some portfolios have more risk than others. These include portfolios that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in Emerging Market countries). Please read the prospectus for specific details regarding its investments and risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2009

DWS Bond VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

The gross expense ratio of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 is 0.59% for Class A shares and may differ from the expense ratio disclosed in the Financial Highlights table in this report.

Portfolio returns during 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

Investments by the Portfolio in lower-rated bonds present greater risk to principal and income than investments in higher-quality securities. This Portfolio invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the investment, can decline and the investor can lose principal value. Additionally, investing in foreign securities presents certain risks, such as currency fluctuation and changes in political/economic conditions and market risks. All of these factors may result in greater share price volatility. In the current market environment, mortgage-backed securities are experiencing increased volatility. Please see this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Bond VIP — Class A [] Barclays Capital US Aggregate Bond Index

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Bond VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$11,007	$9,544	$10,254	$14,288
	Average annual total return	10.07%	-1.55%	.50%	3.63%
Barclays Capital US Aggregate Bond Index	Growth of $10,000	$10,593	$11,925	$12,744	$18,475
	Average annual total return	5.93%	6.04%	4.97%	6.33%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Bond VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$1,055.20
Expenses Paid per $1,000*	$ 2.90
Hypothetical 5% Portfolio Return	Class A
Beginning Account Value 7/1/09	$ 1,000.00
Ending Account Value 12/31/09	$1,022.38
Expenses Paid per $1,000*	$ 2.85

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratio	Class A
DWS Variable Series I — DWS Bond VIP	.56%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Bond VIP

Just prior to the 12-month period, the US Federal Reserve Board (the Fed) cut the benchmark federal funds rate to basically zero as it sought to provide market participants with liquidity, and Treasury yields fell dramatically. As 2009 progressed, there was a strong flow of assets into beaten-down credit-sensitive sectors, as investors sought alternatives to historically low yields available on cash and other low risk alternatives. Increasing optimism about economic recovery also contributed to the shift in investor preferences away from Treasuries and toward credit sectors. Corporations took advantage of improved liquidity and low interest rates to issue a large volume of bonds. Within corporates, financial issues did especially well, as the largest banks were able to raise capital and return TARP funds to the government. Troubled commercial mortgage-backed securities (CMBS) and asset-backed securities experienced especially sharp rallies during the year. The government continued to support the residential mortgage market, and mortgage-backed securities provided positive returns despite concerns over rising delinquencies.

During the 12-month period ended December 31, 2009, the Portfolio provided a total return of 10.07% (Class A shares, unadjusted for contract charges) compared with the 5.93% return of its benchmark, the Barclays Capital US Aggregate Bond Index.

The Portfolio's performance versus the benchmark is principally the result of exposure to more credit-sensitive fixed-income sectors. Our modest high-yield corporate and emerging-market holdings added significantly to performance as credit sentiment rebounded in 2009 and both sectors provided returns well into double digits. Within the domestic portion of the Portfolio, we began in March to reposition the Portfolio to favor higher-quality fixed-income sectors that trade at yield spreads versus Treasuries. In particular, we shifted into high-quality corporate bonds that benefited from improved economic conditions as the period progressed. Late in the year, we trimmed corporate holdings in favor of government-backed issues as we believed corporates had rallied to price levels that no longer represented attractive value. In addition, we shifted the Portfolio's Treasury allocation in the direction of Treasury inflation-protected securities (TIPS) as the market has begun to refocus on inflation in view of a strengthening economy and rising US budget deficits.

The following portfolio managers handle the day-to-day management of the portfolio's investment portfolio:
Kenneth R. Bowling, CFA Jamie Guenther, CFA	John Brennan Bruce Harley, CFA, CEBS	J. Richard Robben, CFA David Vignolo, CFA	J. Kevin Horsley, CFA, CPA Stephen Willer, CFA

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Bond VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Mortgage-Backed Securities Pass-Throughs	32%	20%
Government & Agency Obligations	24%	12%
Corporate Bonds	24%	24%
Cash Equivalents	10%	6%
Commercial Mortgage-Backed Securities	3%	9%
Municipal Bonds and Notes	3%	5%
Collateralized Mortgage Obligations	3%	21%
Asset-Backed	1%	1%
Preferred Securities	—	2%
	100%	100%
Quality (Excludes Securities Lending Collateral)	12/31/09	12/31/08

US Government & Treasury Obligations	53%	38%
AAA*	13%	26%
AA	6%	8%
A	8%	8%
BBB	14%	15%
BB or Below	6%	3%
Not Rated	—	2%
	100%	100%
Effective Maturity (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Under 1 year	11%	10%
1-4.99 years	38%	47%
5-9.99 years	43%	27%
10-14.99 years	1%	7%
15+ years	7%	9%
	100%	100%

* Category includes cash equivalents

Weighted average effective maturity: 7.88 and 7.43 years, respectively.

Asset allocation, quality and effective maturity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Portfolio's credit quality does not remove market risk.

For more complete details about the Portfolio's investment portfolio, see page 8. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Bond VIP

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 28.5%
Consumer Discretionary 3.2%
Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/2022		235,000	302,244
Comcast Cable Holdings LLC, 10.125%, 4/15/2022		168,000	215,766
DirecTV Holdings LLC, 144A, 4.75%, 10/1/2014		600,000	611,602
Goodyear Tire & Rubber Co., 10.5%, 5/15/2016 (b)		300,000	331,500
News America, Inc., 6.4%, 12/15/2035		360,000	369,662
TCI Communications, Inc., 8.75%, 8/1/2015		511,000	605,428
Time Warner Cable, Inc.:
6.75%, 7/1/2018 (b)		250,000	274,641
6.75%, 6/15/2039		275,000	288,009
7.3%, 7/1/2038		40,000	44,345
Time Warner, Inc., 7.7%, 5/1/2032		305,000	358,172
Viacom, Inc., 6.25%, 4/30/2016		775,000	844,659
Yum! Brands, Inc., 6.875%, 11/15/2037		750,000	810,370
			5,056,398
Consumer Staples 1.7%
Anheuser-Busch InBev Worldwide, Inc., 144A, 7.75%, 1/15/2019		750,000	878,096
ConAgra Foods, Inc., 7.0%, 4/15/2019		450,000	509,313
CVS Caremark Corp.:
6.125%, 9/15/2039		500,000	495,550
6.25%, 6/1/2027		332,000	337,627
Dr. Pepper Snapple Group, Inc., 6.12%, 5/1/2013		500,000	547,209
			2,767,795
Energy 2.8%
Anadarko Petroleum Corp., 6.45%, 9/15/2036		320,000	334,198
Cenovus Energy, Inc.:
144A, 5.7%, 10/15/2019		186,000	194,010
144A, 6.75%, 11/15/2039		315,000	343,367
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		600,000	738,273
Devon Energy Corp., 6.3%, 1/15/2019		675,000	751,584
Enterprise Products Operating LLC:
6.125%, 10/15/2039		460,000	444,394
Series L, 6.3%, 9/15/2017 (b)		350,000	376,783
Kinder Morgan Energy Partners LP, 6.95%, 1/15/2038		510,000	543,539
ONEOK Partners LP, 8.625%, 3/1/2019 (b)		560,000	675,804
			4,401,952
		Principal Amount ($)(a)	Value ($)

Financials 12.7%
American Express Co., 7.0%, 3/19/2018		988,000	1,088,057
Bank of America Corp.:
5.75%, 12/1/2017		710,000	727,053
6.5%, 8/1/2016		175,000	188,181
7.625%, 6/1/2019 (b)		1,130,000	1,307,237
Barclays Bank PLC:
Series 1, 5.0%, 9/22/2016		270,000	275,889
5.2%, 7/10/2014		300,000	318,002
Capital One Bank USA NA, 8.8%, 7/15/2019		400,000	472,667
Citigroup, Inc.:
6.125%, 5/15/2018 (b)		700,000	703,786
8.125%, 7/15/2039		645,000	727,977
8.5%, 5/22/2019		432,000	498,853
Commonwealth Bank of Australia, 144A, 5.0%, 10/15/2019 (b)		375,000	372,312
Discover Bank, 8.7%, 11/18/2019		710,000	760,661
ESI Tractebel Acquisition Corp., Series B, 7.99%, 12/30/2011		79,000	78,605
Ford Motor Credit Co., LLC, 7.8%, 6/1/2012		1,500,000	1,516,130
General Electric Capital Corp.:
5.625%, 5/1/2018		1,204,000	1,233,788
6.0%, 8/7/2019		355,000	368,498
Hartford Financial Services Group, Inc., 5.95%, 10/15/2036		300,000	249,878
Holcim US Finance Sarl & Cie SCS, 144A, 6.0%, 12/30/2019		215,000	223,792
JPMorgan Chase & Co.:
5.125%, 9/15/2014		435,000	458,822
5.375%, 1/15/2014 (b)		300,000	321,173
KazMunaiGaz Finance Sub BV, 144A, 11.75%, 1/23/2015		800,000	964,000
MetLife, Inc., Series A, 6.817%, 8/15/2018		400,000	445,503
Morgan Stanley:
Series F, 6.625%, 4/1/2018		475,000	513,555
7.3%, 5/13/2019		470,000	527,777
PNC Bank NA, 6.875%, 4/1/2018		200,000	212,284
Principal Financial Group, Inc., 7.875%, 5/15/2014		600,000	662,216
Prudential Financial, Inc.:
Series B, 5.1%, 9/20/2014 (b)		150,000	156,395
6.2%, 1/15/2015		100,000	107,587
7.375%, 6/15/2019 (b)		120,000	134,540
Red Arrow International Leasing PLC, "A", 8.375%, 6/30/2012	RUB	1,866,459	60,494
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014 (b)		825,000	836,290
Simon Property Group LP, (REIT), 6.75%, 5/15/2014 (b)		240,000	255,763
Telefonica Emisiones SAU, 5.877%, 7/15/2019 (b)		345,000	369,781
		Principal Amount ($)(a)	Value ($)

The Goldman Sachs Group, Inc.:
6.0%, 5/1/2014 (b)		375,000	410,163
7.5%, 2/15/2019 (b)		650,000	757,772
Toll Brothers Finance Corp., 8.91%, 10/15/2017		350,000	397,374
Wachovia Corp., Series G, 5.5%, 5/1/2013		700,000	743,633
Westpac Banking Corp., 4.875%, 11/19/2019		762,000	752,098
			20,198,586
Health Care 1.9%
Express Scripts, Inc.:
6.25%, 6/15/2014		385,000	420,085
7.25%, 6/15/2019		120,000	136,342
McKesson Corp., 7.5%, 2/15/2019 (b)		350,000	415,059
Medco Health Solutions, Inc., 7.125%, 3/15/2018		715,000	803,759
Merck & Co., Inc.:
5.0%, 6/30/2019 (b)		500,000	519,720
5.85%, 6/30/2039 (b)		111,000	116,813
Quest Diagnostics, Inc., 6.95%, 7/1/2037		300,000	334,216
Zimmer Holdings, Inc., 4.625%, 11/30/2019		220,000	218,003
			2,963,997
Industrials 1.2%
Allied Waste North America, Inc., 6.875%, 6/1/2017		1,150,000	1,220,437
Waste Management, Inc., 6.375%, 3/11/2015		600,000	664,880
			1,885,317
Information Technology 0.8%
Cisco Systems, Inc.:
4.45%, 1/15/2020 (b)		480,000	470,872
5.5%, 1/15/2040		570,000	545,040
Xerox Corp., 5.625%, 12/15/2019		250,000	249,651
			1,265,563
Materials 1.0%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019		600,000	703,444
Dow Chemical Co., 5.9%, 2/15/2015		750,000	805,932
Pliant Corp., 11.85%, 6/15/2009*		7	6
			1,509,382
Telecommunication Services 2.3%
American Tower Corp., 144A, 4.625%, 4/1/2015		400,000	404,582
CenturyTel, Inc.:
Series Q, 6.15%, 9/15/2019		220,000	224,922
Series P, 7.6%, 9/15/2039 (b)		250,000	256,209
Cincinnati Bell, Inc., 8.375%, 1/15/2014 (b)		300,000	305,250
Frontier Communications Corp., 8.125%, 10/1/2018		1,000,000	1,012,500
MetroPCS Wireless, Inc., 9.25%, 11/1/2014		300,000	303,750
Qwest Communications International, Inc., 144A, 8.0%, 10/1/2015 (b)		750,000	770,625
		Principal Amount ($)(a)	Value ($)

Verizon Communications, Inc., 6.35%, 4/1/2019 (b)		100,000	110,323
Windstream Corp., 8.625%, 8/1/2016		300,000	305,250
			3,693,411
Utilities 0.9%
DTE Energy Co., 7.625%, 5/15/2014		152,000	169,686
Energy Future Competitive Holdings Co., 7.48%, 1/1/2017		29,224	18,569
FirstEnergy Solutions Corp., 6.8%, 8/15/2039 (b)		167,000	168,669
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		100,000	106,041
NRG Energy, Inc., 7.375%, 1/15/2017		300,000	300,750
Sempra Energy, 6.5%, 6/1/2016		650,000	704,931
			1,468,646
Total Corporate Bonds (Cost $41,570,615)			45,211,047

Mortgage-Backed Securities Pass-Throughs 39.1%
Federal Home Loan Mortgage Corp.:
4.5%, 12/1/2034		951,081	955,242
5.5%, with various maturities from 10/1/2023 until 8/1/2024		544,484	574,686
5.526%**, 2/1/2038		738,625	769,146
6.0%, 2/1/2036		2,413,367	2,570,707
6.5%, with various maturities from 3/1/2026 until 12/1/2036		2,428,028	2,600,616
7.0%, 1/1/2038		299,706	327,745
Federal National Mortgage Association:
4.239%**, 3/1/2036		560,823	589,552
4.5%, with various maturities from 6/1/2020 until 6/1/2038 (c)		14,360,679	14,448,684
5.0%, with various maturities from 2/1/2021 until 5/1/2036 (c)		14,574,008	14,945,026
5.005%**, 8/1/2037		348,633	365,017
5.095%**, 9/1/2038		446,050	466,653
5.447%**, 1/1/2038		934,258	982,955
5.5%, with various maturities from 12/1/2032 until 4/1/2037 (c)		16,544,382	17,326,604
6.0%, with various maturities from 4/1/2024 until 12/1/2035 (c)		1,005,666	1,078,344
6.5%, with various maturities from 3/1/2017 until 9/1/2038		1,377,611	1,484,366
8.0%, 9/1/2015		22,332	24,465
Government National Mortgage Association, 5.0%, 2/1/2038 (c)		2,500,000	2,571,680
Total Mortgage-Backed Securities Pass-Throughs (Cost $61,144,473)			62,081,488

		Principal Amount ($)(a)	Value ($)

Asset-Backed 1.0%
Automobile Receivables 0.3%
Household Automotive Trust, "A4", Series 2006-1, 5.52%, 3/18/2013		500,000	514,841
Credit Card Receivables 0.6%
MBNA Credit Card Master Note Trust, "A", Series 2002-A2, 5.6%, 7/17/2014	EUR	600,000	888,299
Home Equity Loans 0.1%
First Franklin Mortgage Loan Asset-Backed Certificates, "A2A", Series 2007-FFC, 0.381%**, 6/25/2027		450,037	185,710
Total Asset-Backed (Cost $1,802,034)			1,588,850

Commercial Mortgage-Backed Securities 4.0%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2007-3, 5.658%**, 6/10/2049		600,000	501,503
"A4", Series 2007-2, 5.689%**, 4/10/2049		1,600,000	1,378,862
"A4", Series 2007-4, 5.744%**, 2/10/2051		600,000	529,203
Greenwich Capital Commercial Funding Corp., "A5", Series 2005-GG5, 5.224%, 4/10/2037		1,300,000	1,231,373
GS Mortgage Securities Corp. II:
"J", Series 2007-GG10, 144A, 5.805%**, 8/10/2045		1,096,000	41,901
"K", Series 2007-GG10, 144A, 5.805%**, 8/10/2045		767,000	7,670
JPMorgan Chase Commercial Mortgage Securities Corp.:
"E", Series 2007-LD11, 5.818%**, 6/15/2049		590,000	72,902
"F", Series 2007-LD11, 5.818%**, 6/15/2049		650,000	72,114
"G", Series 2007-LD11, 144A, 5.818%**, 6/15/2049		760,000	76,596
"H", Series 2007-LD11, 144A, 5.818%**, 6/15/2049		460,000	22,680
Merrill Lynch Mortgage Trust, "ASB", Series 2007-C1, 5.828%**, 6/12/2050		590,000	566,662
Wachovia Bank Commercial Mortgage Trust:
"APB", Series 2007-C30, 5.294%, 12/15/2043		610,000	574,245
"ABP", Series 2007-C32, 5.74%**, 6/15/2049		1,175,000	1,116,458
"H", Series 2007-C32, 144A, 5.74%**, 6/15/2049		770,000	88,168
Total Commercial Mortgage-Backed Securities (Cost $10,170,299)			6,280,337

		Principal Amount ($)(a)	Value ($)

Collateralized Mortgage Obligations 3.2%
Countrywide Home Loans, "A2", Series 2006-1, 6.0%, 3/25/2036		747,867	575,156
CS First Boston Mortgage Securities Corp., "10A3", Series 2005-10, 6.0%, 11/25/2035		177,666	106,361
Federal Home Loan Mortgage Corp.:
"PD", Series 2774, 5.0%, 8/15/2032		1,010,000	1,060,163
"PE", Series 2898, 5.0%, 5/15/2033		335,000	349,221
"KG", Series 2987, 5.0%, 12/15/2034		1,470,000	1,530,929
Federal National Mortgage Association:
"EG", Series 2005-22, 5.0%, 11/25/2033		750,000	780,493
"PG", Series 2002-3, 5.5%, 2/25/2017		308,452	326,493
"TC", Series 2007-77, 5.5%, 9/25/2034		370,000	394,385
MASTR Alternative Loans Trust, "8A1", Series 2004-3, 7.0%, 4/25/2034		16,005	14,337
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018		2,491	2,515
Total Collateralized Mortgage Obligations (Cost $5,080,899)			5,140,053

Government & Agency Obligations 29.0%
Other Government Related 7.1%
Citigroup, Inc., FDIC Guaranteed, 2.125%, 4/30/2012		2,000,000	2,021,416
General Electric Capital Corp., Series G, FDIC Guaranteed, 3.0%, 12/9/2011		3,000,000	3,092,466
JPMorgan Chase & Co., FDIC Guaranteed, 3.125%, 12/1/2011 (b)		3,000,000	3,104,946
Regions Bank, FDIC Guaranteed, 3.25%, 12/9/2011		3,000,000	3,113,064
			11,331,892
Sovereign Bonds 4.8%
Government of Ukraine:
REG S, 6.58%, 11/21/2016		500,000	382,500
REG S, 6.75%, 11/14/2017		390,000	296,400
Republic of Argentina:
GDP Linked Note, 12/15/2035		410,000	25,786
8.28%, 12/31/2033		1,015,122	758,803
Republic of Egypt, 9.1%, 9/20/2012	EGP	230,000	41,830
Republic of El Salvador, REG S, 8.25%, 4/10/2032		40,000	41,600
Republic of Indonesia, REG S, 8.5%, 10/12/2035		100,000	119,750
Republic of Panama:
7.125%, 1/29/2026		220,000	248,050
7.25%, 3/15/2015		80,000	91,000
		Principal Amount ($)(a)	Value ($)

Republic of Peru:
6.55%, 3/14/2037 (b)		1,200,000	1,248,000
7.125%, 3/30/2019		600,000	690,000
Republic of Philippines:
7.75%, 1/14/2031		100,000	112,750
9.5%, 2/2/2030		60,000	79,650
Republic of Poland, 6.375%, 7/15/2019		210,000	228,413
Republic of Serbia, REG S, 6.75%, 11/1/2024		90,000	88,425
Republic of Uruguay, 6.875%, 9/28/2025		500,000	525,000
Republic of Venezuela, REG S, 7.75%, 10/13/2019		750,000	477,188
State of Qatar:
144A, 6.4%, 1/20/2040		400,000	402,000
REG S, 9.75%, 6/15/2030		140,000	198,100
United Mexican States, 5.625%, 1/15/2017		1,500,000	1,563,750
			7,618,995
US Government Sponsored Agency 0.7%
Federal National Mortgage Association, 6.625%, 11/15/2030 (b)		950,000	1,141,718
US Treasury Obligations 16.4%
US Treasury Bill, 0.19%***, 3/18/2010 (d)		969,000	968,902
US Treasury Bond, 4.75%, 2/15/2037 (b)		500,000	510,937
US Treasury Inflation-Indexed Note, 1.875%, 7/15/2019 (b)		4,555,890	4,728,873
US Treasury Notes:
2.375%, 9/30/2014 (b)		18,000,000	17,848,080
3.125%, 5/15/2019 (b)		2,000,000	1,894,062
			25,950,854
Total Government & Agency Obligations (Cost $46,285,392)			46,043,459

Loan Participations and Assignments 0.3%
Sovereign Loans
Gazprom, 144A, 8.125%, 7/31/2014 (b)		205,000	217,300
Gazprombank, 7.25%, 2/22/2010	RUB	2,000,000	65,086
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	109,125
Total Loan Participations and Assignments (Cost $383,781)			391,511

		Principal Amount ($)(a)	Value ($)

Municipal Bonds and Notes 3.9%
Florida, State Board of Education, Capital Outlay 2006, Series E, 5.0%, 6/1/2035		465,000	483,721
Gwinnett County, GA, Development Authority Revenue, Gwinnett Stadium Project, 6.4%, 1/1/2028		655,000	700,608
Jicarilla, NM, Sales & Special Tax Revenue, Apache Nation Revenue, 144A, 5.2%, 12/1/2013		560,000	543,133
Los Angeles, CA, Community Development Agency Tax Allocation Revenue, Adelante Eastside Project, Series C, 6.49%, 9/1/2037 (e)		320,000	258,688
McLennan County, TX, Junior College, 5.0%, 8/15/2032 (e)		340,000	349,428
New Jersey, Economic Development Authority Revenue, Series B, 6.5%, 11/1/2013 (e)		860,000	963,716
Port Authority New York & New Jersey, One Hundred Fiftieth Series, 4.75%, 9/15/2016		930,000	929,247
Rhode Island, Convention Center Authority Revenue, Civic Center, Series A, 6.06%, 5/15/2035 (e)		515,000	488,987
Virgin Islands, Port Authority Marine Revenue, Series B, 5.08%, 9/1/2013 (e)		1,165,000	1,176,708
Washington, Central Puget Sound Regional Transit Authority, Sales & Use Tax Revenue, Series A, 5.0%, 11/1/2036		285,000	296,497
Total Municipal Bonds and Notes (Cost $6,088,015)			6,190,733
	Shares	Value ($)

Preferred Stock 0.0%
Financials
Ford Motor Credit Co., LLC, 7.375% (Cost $24,692)	1,180	24,544

Securities Lending Collateral 24.7%
Daily Assets Fund Institutional, 0.17% (f) (g) (Cost $39,197,180)	39,197,180	39,197,180

Cash Equivalents 12.3%
Central Cash Management Fund, 0.14% (f) (Cost $19,483,957)	19,483,957	19,483,957
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $231,231,337)+	146.0	231,633,159
Other Assets and Liabilities, Net	(46.0)	(72,959,083)
Net Assets	100.0	158,674,076

* Non-income producing security. Issuer has defaulted on the payment of principal or interest or has filed for bankruptcy. The following table represents bonds that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)	Acquisition Cost ($)	Value ($)
Pliant Corp.	11.85%	6/15/2009	7	8	6

** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of December 31, 2009.

*** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $231,246,532. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $386,627. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,003,669 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $5,617,042.

(a) Principal amount stated in US dollars unless otherwise noted.

(b) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $37,963,374, which is 23.9% of net assets.

(c) When-issued or delayed delivery security included.

(d) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(e) Bond is insured by one of these companies:

Insurance Coverage	As a % of Total Investment Portfolio
Assured Guaranty Corp.	0.4
Assured Guaranty Insurance Co.	0.7
Financial Guaranty Insurance Co.	0.2
Radian	0.1

Many insurers who have traditionally guaranteed payment of municipal issues have been downgraded by the major rating agencies.

(f) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(g) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

FDIC: Federal Deposit Insurance Corp.

GDP: Gross Domestic Product

LIBOR: Represents the London InterBank Offered Rate.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, US persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and Federal National Mortgage Association issues have similar coupon rates and have been aggregated for presentation purposes in the investment portfolio.

At December 31, 2009, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation (Depreciation) ($)
10 Year US Treasury Note	USD	3/22/2010	165	19,049,766	367,542
2 Year US Treasury Note	USD	3/31/2010	79	17,084,984	93,639
Canadian Dollar Currency	USD	3/16/2010	18	1,721,160	(12,066)
Japanesse Yen Currency	USD	3/15/2010	10	1,342,500	107,481
Total net unrealized appreciation					556,596

As of December 31, 2009, the Portfolio had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
RUB	3,600,000	USD	119,802	2/12/2010	1,841	Citigroup, Inc.
Currency Abbreviations
EGP Egyptian Pound EUR Euro RUB Russian Ruble USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income (h)
Corporate Bonds	$ —	$ 45,211,047	$ —	$ 45,211,047
Mortgage-Backed Securities Pass-Throughs	—	62,081,488	—	62,081,488
Asset-Backed	—	1,588,850	—	1,588,850
Commercial Mortgage-Backed Securities	—	6,280,337	—	6,280,337
Collateralized Mortgage Obligations	—	5,140,053	—	5,140,053
Government & Agency Obligations	—	45,032,727	41,830	45,074,557
Loan Participations and Assignments	—	391,511	—	391,511
Municipal Bonds and Notes	—	6,190,733	—	6,190,733
Preferred Stock	24,544	—	—	24,544
Short-Term Investments (h)	58,681,137	968,902	—	59,650,039
Derivatives (i)	556,596	1,841	—	558,437
Total	$ 59,262,277	$ 172,887,489	$ 41,830	$ 232,191,596

(h) See Investment Portfolio for additional detailed categorizations.

(i) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency exchange contracts.

The following is a reconciliation of the Portfolio's Level 3 investments for which significant unobservable inputs were used in determining value:

Level 3 Reconciliation	Corporate Bonds	Government & Agency Obligations	Preferred Stock	Total
Balance as of December 31, 2008	$ 32,540	$ 96,418	$ 220,679	$ 349,637
Realized gains (loss)	(1,842)	(25,653)	(349,351)	(376,846)
Change in unrealized appreciation (depreciation)	43,090	36,967	306,872	386,929
Amortization premium/discount	—	(202)	—	(202)
Net purchases (sales)	(13,294)	(65,700)	(178,200)	(257,194)
Net transfers in (out) of Level 3	(60,494)	—	—	(60,494)
Balance as of December 31, 2009	$ —	$ 41,830	$ —	$ 41,830
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2009	$ —	$ 3,209	$ —	$ 3,209

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $172,550,200), including $37,963,374 of securities loaned	$ 172,952,022
Investment in Daily Assets Fund Institutional (cost $39,197,180)*	39,197,180
Investment in Central Cash Management Fund (cost $19,483,957)	19,483,957
Total investments, at value (cost $231,231,337)	231,633,159
Cash	10,014
Foreign currency, at value (cost $76,855)	77,823
Receivable for investments sold	15,147,175
Dividends receivable	544
Interest receivable	1,521,979
Receivable for Portfolio shares sold	39,435
Receivable for daily variation margin on open futures contracts	35,433
Foreign taxes recoverable	5,183
Unrealized appreciation on forward foreign currency exchange contracts	1,841
Other assets	3,224
Total assets	248,475,810
Liabilities
Payable for Portfolio shares redeemed	58,506
Payable upon return of securities loaned	39,197,180
Payable for investments purchased — when-issued/delayed delivery securities	50,438,150
Accrued management fee	49,889
Other accrued expenses and payables	58,009
Total liabilities	89,801,734
Net assets, at value	$ 158,674,076
Net Assets Consist of
Undistributed net investment income	6,639,923
Net unrealized appreciation (depreciation) on: Investments	401,822
Futures	556,596
Foreign currency	2,777
Accumulated net realized gain (loss)	(43,387,143)
Paid-in capital	194,460,101
Net assets, at value	$ 158,674,076
Class A Net Asset Value, offering and redemption price per share ($158,674,076 ÷ 28,638,100 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.54

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Dividends	$ 23,778
Interest (net of foreign taxes withheld of $244)	7,843,009
Income distributions — affiliated cash management vehicles	61,065
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	60,886
Total Income	7,988,738
Expenses: Management fee	590,867
Administration fee	151,504
Custodian fee	22,721
Services to shareholders	7,070
Professional fees	57,428
Trustees' fees and expenses	5,776
Reports to shareholders	36,309
Other	20,813
Total expenses	892,488
Net investment income	7,096,250
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(21,017,132)
Futures	(1,231,373)
Foreign currency	(36,253)
(22,284,758)
Change in net unrealized appreciation (depreciation) on: Investments	28,883,150
Futures	556,596
Foreign currency	532
29,440,278
Net gain (loss)	7,155,520
Net increase (decrease) in net assets resulting from operations	$ 14,251,770

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2009	2008
Operations: Net investment income	$ 7,096,250	$ 11,548,151
Net realized gain (loss)	(22,284,758)	(19,565,062)
Change in net unrealized appreciation (depreciation)	29,440,278	(26,282,991)
Net increase (decrease) in net assets resulting from operations	14,251,770	(34,299,902)
Distributions to shareholders from: Net investment income: Class A	(11,985,798)	(10,882,399)
Class B	—	(31,809)
Total distributions	(11,985,798)	(10,914,208)
Portfolio share transactions: Class A Proceeds from shares sold	21,968,991	21,447,131
Reinvestment of distributions	11,985,798	10,882,399
Cost of shares redeemed	(32,370,197)	(61,233,965)
Net increase (decrease) in net assets from Class A share transactions	1,584,592	(28,904,435)
Class B* Proceeds from shares sold	—	292,257
Reinvestment of distributions	—	31,809
Cost of shares redeemed	—	(890,260)
Net increase (decrease) in net assets from Class B share transactions	—	(566,194)
Increase (decrease) in net assets	3,850,564	(74,684,739)
Net assets at beginning of period	154,823,512	229,508,251
Net assets at end of period (including undistributed net investment income of $6,639,923 and $11,846,280, respectively)	$ 158,674,076	$ 154,823,512
Other Information
Class A Shares outstanding at beginning of period	28,147,936	32,791,859
Shares sold	4,088,614	3,262,319
Shares issued to shareholders in reinvestment of distributions	2,364,063	1,674,215
Shares redeemed	(5,962,513)	(9,580,457)
Net increase (decrease) in Class A shares	490,164	(4,643,923)
Shares outstanding at end of period	28,638,100	28,147,936
Class B* Shares outstanding at beginning of period	—	87,887
Shares sold	—	42,354
Shares issued to shareholders in reinvestment of distributions	—	4,894
Shares redeemed	—	(135,135)
Net increase (decrease) in Class B shares	—	(87,887)
Shares outstanding at end of period	—	—

* On May 22, 2008 Class B shares were liquidated.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.50	$ 6.98	$ 7.03	$ 6.99	$ 7.13
Income (loss) from investment operations: Net investment income[a]	.25	.37	.35	.33	.29
Net realized and unrealized gain (loss)	.26	(1.48)	(.06)	(.01)	(.10)
Total from investment operations	.51	(1.11)	.29	.32	.19
Less distributions from: Net investment income	(.47)	(.37)	(.34)	(.27)	(.26)
Net realized gains	—	—	—	(.01)	(.07)
Total distributions	(.47)	(.37)	(.34)	(.28)	(.33)
Net asset value, end of period	$ 5.54	$ 5.50	$ 6.98	$ 7.03	$ 6.99
Total Return (%)	10.07	(16.77)	4.18	4.72[b]	2.60
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	159	155	229	218	209
Ratio of expenses before expense reductions (%)	.59	.59	.61	.66	.68
Ratio of expenses after expense reductions (%)	.59	.59	.61	.62	.68
Ratio of net investment income (%)	4.68	5.76	5.03	4.82	4.11
Portfolio turnover rate (%)	284	196	185	186	197
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Performance Summary December 31, 2009

DWS Growth & Income VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.60% and 0.82% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Growth & Income VIP — Class A [] Russell 1000® Index

The Russell 1000® Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,415	$8,388	$10,109	$9,422
	Average annual total return	34.15%	-5.69%	.22%	-.59%
Russell 1000 Index	Growth of $10,000	$12,843	$8,477	$10,401	$9,520
	Average annual total return	28.43%	-5.36%	.79%	-.49%
DWS Growth & Income VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,364	$8,329	$9,976	$9,170
	Average annual total return	33.64%	-5.91%	-.05%	-.86%
Russell 1000 Index	Growth of $10,000	$12,843	$8,477	$10,401	$9,520
	Average annual total return	28.43%	-5.36%	.79%	-.49%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Growth & Income VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,249.50	$ 1,247.70
Expenses Paid per $1,000*	$ 3.06	$ 4.48
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$1,022.48	$ 1,021.22
Expenses Paid per $1,000*	$ 2.75	$ 4.02

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Growth & Income VIP	.54%	.79%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Growth & Income VIP

The Portfolio's strategy — which is to use a blend of quantitative insights and fundamental research to select the most attractive stocks based on growth, valuation, market sentiment and other factors — worked well during the past year.1 While the index returned 28.43%, the Portfolio's return was more than five percentage points better at 34.15% (Class A shares, unadjusted for contract charges). We are pleased that the Portfolio outpaced its benchmark during the past year, a time that proved challenging to many of those who focus on fundamentally sound, reasonably valued companies. We believe this helps illustrate the potential value of a disciplined, quantitative approach.

Consistent with the Portfolio's bottom-up strategy, virtually all of its outperformance was the result of our effective individual stock selection. We generated the strongest returns in the materials sector, where we held nine stocks that generated a substantial amount of returns. Our most notable winners were the chemical producer Ashland, Inc. and the coal companies Walter Energy, Inc. and Cliffs Natural Resources, Inc. Stock selection within financials also made a substantial positive contribution to the fund's return. Here, our performance was helped by our positions in Bank of America Corp., JPMorgan Chase & Co. and SunTrust Banks, Inc.,* all of which outpaced the broader sector by a wide margin. The energy, utilities and industrials sectors were also areas in which the strategy outperformed.

At a time of strong relative performance for the Portfolio, health care and consumer staples were our only areas of meaningful underperformance. Among the leading detractors in health care were Gilead Sciences, Inc., which lost ground as one of its key drugs failed to gain FDA approval, and the large-cap pharmaceutical companies Merck & Co., Inc.* and Eli Lilly & Co. The primary detractor in consumer staples was our overweight in the supermarket Kroger Co., which lost ground on concerns that Wal-Mart is cutting into its market share.2

The past year was a remarkable time for the US stock market, as the rapid recovery in investor optimism led to an exceptional rally.

Robert Wang
James B. Francis, CFA
Portfolio Managers

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Valuation" refers to the price investors pay for a given security. An asset can be undervalued, meaning that it trades for less than its intrinsic value, or overvalued, which means that it trades at a more expensive price than its underlying worth.

2 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

* Not held in the portfolio as of December 31, 2009.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Growth & Income VIP

Asset Allocation (As a % of Investment Portfolio Excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	98%	97%
Government & Agency Obligation	1%	1%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	19%	16%
Health Care	14%	16%
Industrials	13%	14%
Consumer Discretionary	12%	10%
Financials	11%	11%
Consumer Staples	11%	13%
Energy	9%	12%
Materials	5%	2%
Telecommunication Services	4%	4%
Utilities	2%	2%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 24. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Growth & Income VIP

	Shares	Value ($)

Common Stocks 98.6%
Consumer Discretionary 11.5%
Automobiles 0.4%
Ford Motor Co.* (a)	43,800	438,000
Distributors 0.1%
Genuine Parts Co.	1,500	56,940
Diversified Consumer Services 0.2%
Career Education Corp.*	2,200	51,282
Corinthian Colleges, Inc.* (a)	14,600	201,042
		252,324
Hotels Restaurants & Leisure 1.1%
McDonald's Corp.	18,700	1,167,628
Household Durables 1.5%
Garmin Ltd. (a)	39,600	1,215,720
Leggett & Platt, Inc.	11,900	242,760
Ryland Group, Inc.	2,100	41,370
		1,499,850
Internet & Catalog Retail 0.9%
Amazon.com, Inc.*	4,400	591,888
Priceline.com, Inc.*	1,600	349,600
		941,488
Media 3.6%
Comcast Corp. "A"	70,500	1,188,630
DISH Network Corp. "A"	9,200	191,084
Gannett Co., Inc.	20,500	304,425
McGraw-Hill Companies, Inc.	12,800	428,928
Time Warner Cable, Inc.	18,646	771,758
Time Warner, Inc. (a)	28,700	836,318
		3,721,143
Multiline Retail 0.4%
Macy's, Inc.	22,400	375,424
Specialty Retail 3.2%
Advance Auto Parts, Inc. (a)	7,800	315,744
Barnes & Noble, Inc. (a)	18,600	354,702
Group 1 Automotive, Inc.*	3,300	93,555
Gymboree Corp.* (a)	3,600	156,564
Ross Stores, Inc.	18,700	798,677
The Gap, Inc.	18,400	385,480
TJX Companies, Inc.	32,000	1,169,600
		3,274,322
Textiles, Apparel & Luxury Goods 0.1%
Wolverine World Wide, Inc.	3,400	92,548
Consumer Staples 11.1%
Beverages 0.5%
Coca-Cola Enterprises, Inc.	24,500	519,400
Food & Staples Retailing 2.6%
Kroger Co.	44,900	921,797
Sysco Corp.	10,500	293,370
Wal-Mart Stores, Inc.	26,500	1,416,425
		2,631,592
Food Products 2.8%
Archer-Daniels-Midland Co.	56,400	1,765,884
Bunge Ltd. (a)	3,500	223,405
Campbell Soup Co.	10,800	365,040
Darling International, Inc.*	1,500	12,570
Fresh Del Monte Produce, Inc.*	6,600	145,860
	Shares	Value ($)

The Hershey Co.	7,500	268,425
Tyson Foods, Inc. "A"	8,800	107,976
		2,889,160
Household Products 3.0%
Colgate-Palmolive Co.	19,900	1,634,785
Kimberly-Clark Corp.	20,100	1,280,571
Procter & Gamble Co.	3,500	212,205
		3,127,561
Personal Products 0.7%
Herbalife Ltd.	10,400	421,928
Mead Johnson Nutrition Co. "A"	5,400	235,980
		657,908
Tobacco 1.5%
Lorillard, Inc.	6,200	497,426
Philip Morris International, Inc.	22,500	1,084,275
		1,581,701
Energy 9.2%
Energy Equipment & Services 2.3%
FMC Technologies, Inc.*	1,900	109,896
Helix Energy Solutions Group, Inc.*	11,500	135,125
Helmerich & Payne, Inc.	4,700	187,436
Hercules Offshore, Inc.*	6,700	32,026
Noble Corp.	28,600	1,164,020
Oceaneering International, Inc.*	3,000	175,560
Oil States International, Inc.*	9,100	357,539
Rowan Companies, Inc.*	11,600	262,624
		2,424,226
Oil, Gas & Consumable Fuels 6.9%
Anadarko Petroleum Corp.	3,800	237,196
BP PLC (ADR)	7,000	405,790
Chevron Corp.	1,600	123,184
Cimarex Energy Co.	14,500	768,065
ConocoPhillips	36,400	1,858,948
Encore Acquisition Co.*	14,900	715,498
EXCO Resources, Inc.	4,500	95,535
ExxonMobil Corp.	3,100	211,389
Mariner Energy, Inc.*	25,700	298,377
Murphy Oil Corp.	18,500	1,002,700
Newfield Exploration Co.*	9,400	453,362
Occidental Petroleum Corp.	3,500	284,725
Peabody Energy Corp.	4,300	194,403
Quicksilver Resources, Inc.* (a)	12,200	183,122
W&T Offshore, Inc.	4,000	46,800
Williams Companies, Inc.	9,000	189,720
		7,068,814
Financials 11.1%
Capital Markets 1.1%
Bank of New York Mellon Corp.	25,200	704,844
Franklin Resources, Inc.	3,300	347,655
UBS AG (Registered)* (a)	7,300	113,223
		1,165,722
Commercial Banks 1.2%
Comerica, Inc.	3,500	103,495
HSBC Holdings PLC (ADR)	2,700	154,143
Huntington Bancshares, Inc.	26,500	96,725
KeyCorp	12,600	69,930
Marshall & Ilsley Corp.	60,200	328,090
	Shares	Value ($)

Popular, Inc.	26,100	58,986
Regions Financial Corp. (a)	81,500	431,135
		1,242,504
Consumer Finance 2.0%
Capital One Financial Corp.	29,100	1,115,694
Discover Financial Services	64,400	947,324
		2,063,018
Diversified Financial Services 3.3%
Bank of America Corp. (a)	64,800	975,888
Citigroup, Inc.	166,000	549,460
JPMorgan Chase & Co.	43,200	1,800,144
PHH Corp.*	4,400	70,884
		3,396,376
Insurance 3.1%
ACE Ltd.*	25,200	1,270,080
Aflac, Inc.	1,800	83,250
Allied World Assurance Co. Holdings Ltd.	3,100	142,817
Arch Capital Group Ltd.*	2,200	157,410
Berkshire Hathaway, Inc. "B"*	300	985,800
Everest Re Group Ltd.	1,400	119,952
Old Republic International Corp.	13,700	137,548
The Travelers Companies, Inc.	6,100	304,146
		3,201,003
Real Estate Investment Trusts 0.3%
Essex Property Trust, Inc. (REIT)	1,200	100,380
Public Storage (REIT)	1,000	81,450
Rayonier, Inc. (REIT)	1,200	50,592
Walter Investment Management Corp. (REIT)	3,205	45,928
		278,350
Real Estate Management & Development 0.1%
The St. Joe Co.* (a)	2,200	63,558
Health Care 14.2%
Biotechnology 1.9%
Gilead Sciences, Inc.*	36,400	1,575,392
Myriad Genetics, Inc.*	5,100	133,110
PDL BioPharma, Inc. (a)	45,500	312,130
		2,020,632
Health Care Equipment & Supplies 0.6%
Baxter International, Inc.	9,900	580,932
Health Care Providers & Services 6.5%
Aetna, Inc.	44,800	1,420,160
Amedisys, Inc.* (a)	6,400	310,784
AmerisourceBergen Corp.	8,100	211,167
Coventry Health Care, Inc.*	20,000	485,800
Express Scripts, Inc.*	400	34,580
Humana, Inc.*	7,700	337,953
Kindred Healthcare, Inc.*	2,800	51,688
Magellan Health Services, Inc.*	2,800	114,044
McKesson Corp.	23,800	1,487,500
Medco Health Solutions, Inc.*	28,900	1,846,999
UnitedHealth Group, Inc.	10,600	323,088
Universal Health Services, Inc. "B"	3,000	91,500
		6,715,263
Pharmaceuticals 5.2%
Abbott Laboratories	16,200	874,638
Eli Lilly & Co.	43,500	1,553,385
Johnson & Johnson	5,900	380,019
Pfizer, Inc.	121,300	2,206,447
Watson Pharmaceuticals, Inc.*	8,800	348,568
		5,363,057
	Shares	Value ($)

Industrials 12.4%
Aerospace & Defense 5.6%
Alliant Techsystems, Inc.*	1,700	150,059
Goodrich Corp.	12,300	790,275
Honeywell International, Inc.	6,420	251,664
ITT Corp.	3,900	193,986
L-3 Communications Holdings, Inc.	1,300	113,035
Lockheed Martin Corp.	21,400	1,612,490
Northrop Grumman Corp.	30,900	1,725,765
Raytheon Co.	18,100	932,512
		5,769,786
Air Freight & Logistics 0.8%
United Parcel Service, Inc. "B"	14,300	820,391
Airlines 0.2%
Alaska Air Group, Inc.*	2,600	89,856
Allegiant Travel Co.*	900	42,453
UAL Corp.* (a)	4,800	61,968
		194,277
Commercial Services & Supplies 0.5%
R.R. Donnelley & Sons Co.	18,900	420,903
The Brink's Co.	2,700	65,718
		486,621
Construction & Engineering 1.7%
EMCOR Group, Inc.* (a)	13,700	368,530
Fluor Corp.	13,400	603,536
Jacobs Engineering Group, Inc.*	7,500	282,075
KBR, Inc.	6,000	114,000
Shaw Group, Inc.*	10,800	310,500
Tutor Perini Corp.*	3,100	56,048
		1,734,689
Electrical Equipment 0.3%
GrafTech International Ltd.*	19,800	307,890
Hubbell, Inc. "B"	800	37,840
		345,730
Industrial Conglomerates 0.3%
Tyco International Ltd.*	7,700	274,736
Machinery 1.4%
Cummins, Inc.	4,000	183,440
Ingersoll-Rand PLC	3,300	117,942
Navistar International Corp.*	11,600	448,340
Oshkosh Corp.	12,700	470,281
Trinity Industries, Inc. (a)	10,900	190,096
		1,410,099
Professional Services 0.5%
Manpower, Inc.	9,400	513,052
Road & Rail 0.8%
Con-way, Inc.	1,800	62,838
Ryder System, Inc.	19,300	794,581
		857,419
Trading Companies & Distributors 0.3%
MSC Industrial Direct Co., Inc. "A"	1,100	51,700
W.W. Grainger, Inc.	2,900	280,807
		332,507
Information Technology 19.1%
Communications Equipment 0.9%
Cisco Systems, Inc.*	1,800	43,092
Harris Corp.	8,100	385,155
InterDigital, Inc.*	4,000	106,160
QUALCOMM, Inc.	7,900	365,454
		899,861
	Shares	Value ($)

Computers & Peripherals 6.8%
Apple, Inc.*	8,300	1,750,138
Dell, Inc.*	31,700	455,212
International Business Machines Corp.	24,600	3,220,140
NCR Corp.*	16,700	185,871
QLogic Corp.*	10,200	192,474
Western Digital Corp.*	28,400	1,253,860
		7,057,695
Electronic Equipment, Instruments & Components 3.9%
Amphenol Corp. "A"	2,500	115,450
Arrow Electronics, Inc.*	13,600	402,696
Avnet, Inc.*	21,300	642,408
Flextronics International Ltd.*	119,200	871,352
Ingram Micro, Inc. "A"*	15,700	273,965
Jabil Circuit, Inc.	55,500	964,035
Tech Data Corp.*	6,700	312,622
Tyco Electronics Ltd.	16,700	409,985
Vishay Intertechnology, Inc.*	3,400	28,390
		4,020,903
Internet Software & Services 1.3%
AOL, Inc.*	2,609	60,737
Google, Inc. "A"*	2,116	1,311,878
		1,372,615
IT Services 2.3%
Accenture PLC "A"	20,300	842,450
Broadridge Financial Solutions, Inc.	3,700	83,472
Computer Sciences Corp.*	16,000	920,480
Global Payments, Inc.	3,800	204,668
SAIC, Inc.*	16,200	306,828
		2,357,898
Semiconductors & Semiconductor Equipment 0.3%
Texas Instruments, Inc.	12,200	317,932
Software 3.6%
BMC Software, Inc.*	900	36,090
Check Point Software Technologies Ltd.*	8,200	277,816
Microsoft Corp.	97,975	2,987,258
Symantec Corp.*	23,230	415,585
		3,716,749
Materials 4.6%
Chemicals 1.3%
Ashland, Inc.	8,200	324,884
Cytec Industries, Inc.	1,800	65,556
Eastman Chemical Co.	3,400	204,816
Huntsman Corp.	11,000	124,190
Lubrizol Corp.	4,900	357,455
Terra Industries, Inc.	3,900	125,541
W.R. Grace & Co.*	3,300	83,655
		1,286,097
Containers & Packaging 0.1%
Bemis Co., Inc.	2,300	68,195
Rock-Tenn Co. "A"	1,500	75,615
		143,810
Metals & Mining 1.4%
Cliffs Natural Resources, Inc.	14,700	677,523
Reliance Steel & Aluminum Co.	3,500	151,270
Walter Energy, Inc.	8,400	632,604
		1,461,397
	Shares	Value ($)

Paper & Forest Products 1.8%
International Paper Co.	66,900	1,791,582
MeadWestvaco Corp.	2,800	80,164
		1,871,746
Telecommunication Services 3.8%
Diversified Telecommunication Services
AT&T, Inc.	97,780	2,740,773
Verizon Communications, Inc.	35,700	1,182,741
		3,923,514
Utilities 1.6%
Electric Utilities 0.3%
Edison International	7,400	257,372
Exelon Corp.	1,600	78,192
		335,564
Gas Utilities 0.1%
ONEOK, Inc.	3,400	151,538
Independent Power Producers & Energy Traders 0.8%
AES Corp.*	36,900	491,139
Mirant Corp.*	4,700	71,769
NRG Energy, Inc.*	9,341	220,541
		783,449
Multi-Utilities 0.4%
Dominion Resources, Inc. (a)	6,900	268,548
NiSource, Inc.	9,100	139,958
		408,506
Total Common Stocks (Cost $88,717,098)		101,659,025
	Principal Amount ($)	Value ($)

Government & Agency Obligation 0.8%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $762,694)	763,000	762,923
	Shares	Value ($)

Securities Lending Collateral 6.4%
Daily Assets Fund Institutional, 0.17% (c) (d) (Cost $6,605,450)	6,605,450	6,605,450

Cash Equivalents 0.6%
Central Cash Management Fund, 0.14% (c) (Cost $655,143)	655,143	655,143
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $96,740,385)+	106.4	109,682,541
Other Assets and Liabilities, Net	(6.4)	(6,590,104)
Net Assets	100.0	103,092,437

* Non-income producing security.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $98,038,774. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $11,643,767. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $15,303,333 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,659,566.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $6,339,220, which is 6.1% of net assets.

(b) At December 31, 2009, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

At December 31, 2009, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P E-Mini 500 Index	USD	3/19/2010	21	1,166,235	7,773
Currency Abbreviations
USD United States Dollar

For information on the Portfolio's policy and additional disclosures regarding futures contracts, please refer to the Derivatives section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)	$ 101,659,025	$ —	$ —	$ 101,659,025
Short-Term Investments (e)	7,260,593	762,923	—	8,023,516
Derivatives (f)	7,773	—	—	7,773
Total	$ 108,927,391	$ 762,923	$ —	$ 109,690,314

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on open futures contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $89,479,792), including $6,339,220 of securities loaned	$ 102,421,948
Investment in Daily Assets Fund Institutional (cost $6,605,450)*	6,605,450
Investment in Central Cash Management Fund (cost $655,143)	655,143
Total investments, at value (cost $96,740,385)	109,682,541
Cash	9,927
Foreign currency, at value (cost $1,794)	1,756
Dividends receivable	83,854
Interest receivable	9,291
Receivable for Portfolio shares sold	91,331
Foreign taxes recoverable	666
Other assets	2,015
Total assets	109,881,381
Liabilities
Payable for Portfolio shares redeemed	50,578
Payable for daily variation margin on open futures contracts	12,335
Payable upon return of securities loaned	6,605,450
Accrued management fee	70,607
Accrued distribution service fee (Class B)	439
Other accrued expenses and payables	49,535
Total liabilities	6,788,944
Net assets, at value	$ 103,092,437
Net Assets Consist of
Undistributed net investment income	1,542,732
Net unrealized appreciation (depreciation) on: Investments	12,942,156
Futures	7,773
Foreign currency	(39)
Accumulated net realized gain (loss)	(58,573,990)
Paid-in capital	147,173,805
Net assets, at value	$ 103,092,437
Class A Net Asset Value, offering and redemption price per share ($101,019,398 ÷ 15,048,001 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.71
Class B Net Asset Value, offering and redemption price per share ($2,073,039 ÷ 309,228 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 6.70

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $6,319)	$ 1,972,178
Interest	1,157
Income distributions — affiliated cash management vehicles	8,930
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	131,785
Total Income	2,114,050
Expenses: Management fee	362,304
Administration fee	92,899
Custodian fee	20,879
Distribution service fee (Class B)	4,623
Services to shareholders	3,738
Trustees' fees and expenses	4,231
Audit and tax fees	45,060
Reports to shareholders	25,895
Legal fees	19,507
Other	11,752
Total expenses before expense reductions	590,888
Expense reductions	(84,395)
Total expenses after expense reductions	506,493
Net investment income (loss)	1,607,557
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(17,920,694)
Futures	446,975
(17,473,719)
Change in net unrealized appreciation (depreciation) on: Investments	42,917,846
Futures	(34,096)
Foreign currency	268
42,884,018
Net gain (loss)	25,410,299
Net increase (decrease) in net assets resulting from operations	$ 27,017,856

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 1,607,557	$ 2,027,933
Net realized gain (loss)	(17,473,719)	(29,199,764)
Change in net unrealized appreciation (depreciation)	42,884,018	(40,800,532)
Net increase (decrease) in net assets resulting from operations	27,017,856	(67,972,363)
Distributions to shareholders from: Net investment income: Class A	(1,967,417)	(3,050,163)
Class B	(35,839)	(190,157)
Net realized gains: Class A	—	(35,948,939)
Class B	—	(2,803,004)
Total distributions	(2,003,256)	(41,992,263)
Portfolio share transactions: Class A Proceeds from shares sold	5,456,883	5,212,323
Reinvestment of distributions	1,967,417	38,999,102
Cost of shares redeemed	(25,400,088)	(40,183,360)
Net increase (decrease) in net assets from Class A share transactions	(17,975,788)	4,028,065
Class B Proceeds from shares sold	93,741	295,876
Reinvestment of distributions	35,839	2,993,161
Cost of shares redeemed	(431,050)	(11,145,692)
Net increase (decrease) in net assets from Class B share transactions	(301,470)	(7,856,655)
Increase (decrease) in net assets	6,737,342	(113,793,216)
Net assets at beginning of period	96,355,095	210,148,311
Net assets at end of period (including undistributed net investment income of $1,542,732 and $1,938,429, respectively)	$ 103,092,437	$ 96,355,095
Other Information
Class A Shares outstanding at beginning of period	18,437,278	18,082,818
Shares sold	954,520	749,218
Shares issued to shareholders in reinvestment of distributions	399,070	5,038,643
Shares redeemed	(4,742,867)	(5,433,401)
Net increase (decrease) in Class A shares	(3,389,277)	354,460
Shares outstanding at end of period	15,048,001	18,437,278
Class B Shares outstanding at beginning of period	364,787	1,355,326
Shares sold	16,377	42,150
Shares issued to shareholders in reinvestment of distributions	7,270	387,214
Shares redeemed	(79,206)	(1,419,903)
Net increase (decrease) in Class B shares	(55,559)	(990,539)
Shares outstanding at end of period	309,228	364,787

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.12	$ 10.81	$ 10.94	$ 9.72	$ 9.29
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.10	.13	.13[c]	.10
Net realized and unrealized gain (loss)	1.61	(3.45)	.02	1.19	.45
Total from investment operations	1.71	(3.35)	.15	1.32	.55
Less distributions from: Net investment income	(.12)	(.18)	(.13)	(.10)	(.12)
Net realized gains	—	(2.16)	(.15)	—	—
Total distributions	(.12)	(2.34)	(.28)	(.10)	(.12)
Net asset value, end of period	$ 6.71	$ 5.12	$ 10.81	$ 10.94	$ 9.72
Total Return (%)[b]	34.15	(38.31)	1.36	13.63[c]	6.07
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	101	94	196	280	294
Ratio of expenses before expense reductions (%)	.63	.60	.57	.56	.57
Ratio of expenses after expense reductions (%)	.54	.54	.56	.54	.54
Ratio of net investment income (loss) (%)	1.74	1.34	1.18	1.24[c]	1.10
Portfolio turnover rate (%)	82	130	310	105	115

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 5.12	$ 10.77	$ 10.90	$ 9.68	$ 9.25
Income (loss) from investment operations: Net investment income (loss)[a]	.08	.08	.09	.09[c]	.07
Net realized and unrealized gain (loss)	1.60	(3.42)	.02	1.19	.45
Total from investment operations	1.68	(3.34)	.11	1.28	.52
Less distributions from: Net investment income	(.10)	(.15)	(.09)	(.06)	(.09)
Net realized gains	—	(2.16)	(.15)	—	—
Total distributions	(.10)	(2.31)	(.24)	(.06)	(.09)
Net asset value, end of period	$ 6.70	$ 5.12	$ 10.77	$ 10.90	$ 9.68
Total Return (%)[b]	33.64	(38.29)	1.00	13.28[c]	5.73
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	15	52	47
Ratio of expenses before expense reductions (%)	.89	.82	.95	.94	.95
Ratio of expenses after expense reductions (%)	.80	.77	.92	.89	.89
Ratio of net investment income (loss) (%)	1.48	1.12	.82	.89[c]	.75
Portfolio turnover rate (%)	82	130	310	105	115

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.07%. Excluding this non-recurring income, total return would have been 0.06% lower.

Performance Summary December 31, 2009

DWS Capital Growth VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.50% and 0.85% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Portfolio returns during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

The Portfolio is subject to stock market risk, meaning stocks in the Portfolio may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this Portfolio's prospectus for specific information regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth VIP — Class A [] Russell 1000® Growth Index [] S&P 500® Index

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. On April 1, 2009 the Russell 1000® Growth Index replaced the S&P 500® Index as the Portfolio's benchmark index because the Advisor believes that it more accurately reflects the Portfolio's investment strategy. The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$12,687	$9,573	$11,320	$7,981
	Average annual total return	26.87%	-1.44%	2.51%	-2.23%
Russell 1000 Growth Index	Growth of $10,000	$13,721	$9,445	$10,844	$6,658
	Average annual total return	37.21%	-1.89%	1.63%	-3.99%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$9,090
	Average annual total return	26.46%	-5.63%	.42%	-.95%
DWS Capital Growth VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$12,649	$9,477	$11,124	$7,721
	Average annual total return	26.49%	-1.77%	2.15%	-2.55%
Russell 1000 Growth Index	Growth of $10,000	$13,721	$9,445	$10,844	$6,658
	Average annual total return	37.21%	-1.89%	1.63%	-3.99%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$9,090
	Average annual total return	26.46%	-5.63%	.42%	-.95%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS Capital Growth VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,193.10	$ 1,191.50
Expenses Paid per $1,000*	$ 2.71	$ 4.53
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,022.74	$ 1,021.07
Expenses Paid per $1,000*	$ 2.50	$ 4.18

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Capital Growth VIP	.49%	.82%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Capital Growth VIP

DWS Capital Growth VIP's most recent fiscal year ended December 31, 2009 constituted a tale of two markets, as equities continued to endure intense volatility due to the financial crisis and the global recession during the first two months of the period, but began to stage a strong rally following the market low on March 9, 2009. During 2009, earnings for many high-profile companies exceeded expectations, surprising analysts after several months of disappointing results. As hope emerged that the economic downturn had finally ended, economic statistics improved. Government programs that helped to restore global liquidity contributed to the market's bounce back. In addition, US gross domestic product (GDP, the value of goods and services in an economy) began the year with a quarter-over-quarter decline of -6.4%, but — fueled by global fiscal stimulus — rebounded in the third quarter to +2.8%. Many analysts remain cautious, however, as US unemployment remains at 10%, with a large number of people unable to find a job or the level of job that they want.

For the 12 months ended December 31, 2009, the Portfolio returned 26.87% (Class A shares, unadjusted for contract charges), compared with the 37.21% return of the Russell 1000® Growth Index, the Portfolio's benchmark.

During the period, stock selection and sector allocation detracted from performance. The largest positive contribution to Portfolio performance came from the industrials sector, where we added to our position as the stock market rally gained momentum in the second and third quarters. In the information technology sector, several companies that are benefiting from the trend to handheld communications were additive to performance. The largest detractor from relative return came from the Portfolio's overweight position in health care stocks.1 The sector underperformed the broader market over much of the period as worries concerning the elements of possible health care legislation beset these stocks. The Portfolio's holdings within biotechnology were also negative for relative performance. Going forward, we will continue to seek high-quality companies that we believe will outperform in the long run, with lower overall risk.

Owen Fitzpatrick, CFA
Lead Portfolio Manager

Thomas M. Hynes, Jr., CFA
Brendan O'Neill, CFA
Portfolio Managers

The Russell 1000® Growth Index is an unmanaged, capitalization-weighted index containing those securities in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. On April 1, 2009 the Russell 1000 Growth Index replaced the S&P 500® Index as the Portfolio's benchmark index because the Advisor believes that it more accurately reflects the Portfolio's investment strategy. The Standard & Poor's 500® (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Capital Growth VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Information Technology	34%	22%
Health Care	17%	22%
Industrials	12%	10%
Consumer Discretionary	11%	8%
Consumer Staples	8%	15%
Energy	6%	10%
Materials	5%	8%
Financials	4%	3%
Telecommunication Services	2%	1%
Utilities	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 39. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Capital Growth VIP

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 11.3%
Hotels Restaurants & Leisure 2.5%
Darden Restaurants, Inc.	175,800	6,165,306
Marriott International, Inc. "A" (a)	264,811	7,216,100
McDonald's Corp.	80,200	5,007,688
		18,389,094
Media 1.7%
Scripps Networks Interactive "A"	299,200	12,416,800
Multiline Retail 2.5%
Dollar General Corp.*	90,900	2,038,887
Kohl's Corp.*	147,700	7,965,461
Nordstrom, Inc. (a)	207,300	7,790,334
		17,794,682
Specialty Retail 2.4%
Limited Brands, Inc. (a)	553,300	10,645,492
TJX Companies, Inc. (a)	179,000	6,542,450
		17,187,942
Textiles, Apparel & Luxury Goods 2.2%
NIKE, Inc. "B" (a)	244,415	16,148,499
Consumer Staples 8.3%
Beverages 2.2%
PepsiCo, Inc.	260,625	15,846,000
Food & Staples Retailing 2.8%
Sysco Corp. (a)	303,400	8,476,996
Wal-Mart Stores, Inc.	224,600	12,004,870
		20,481,866
Household Products 3.3%
Church & Dwight Co., Inc. (a)	85,100	5,144,295
Colgate-Palmolive Co.	101,040	8,300,436
Energizer Holdings, Inc.* (a)	172,700	10,583,056
		24,027,787
Energy 6.2%
Energy Equipment & Services 2.9%
Cameron International Corp.* (a)	146,000	6,102,800
Schlumberger Ltd. (a)	126,800	8,253,412
Transocean Ltd.*	83,572	6,919,762
		21,275,974
Oil, Gas & Consumable Fuels 3.3%
Alpha Natural Resources, Inc.*	174,800	7,582,824
Anadarko Petroleum Corp.	94,100	5,873,722
ExxonMobil Corp.	81,900	5,584,761
Occidental Petroleum Corp.	58,395	4,750,433
		23,791,740
Financials 3.9%
Capital Markets 1.9%
T. Rowe Price Group, Inc. (a)	265,300	14,127,225
Diversified Financial Services 2.0%
IntercontinentalExchange, Inc.* (a)	80,800	9,073,840
JPMorgan Chase & Co.	123,200	5,133,744
		14,207,584
Health Care 16.9%
Biotechnology 7.8%
Amgen, Inc.*	167,600	9,481,132
Celgene Corp.* (a)	441,170	24,564,346
	Shares	Value ($)

Gilead Sciences, Inc.*	420,805	18,212,440
Myriad Genetics, Inc.*	178,800	4,666,680
		56,924,598
Health Care Equipment & Supplies 2.5%
Edwards Lifesciences Corp.*	112,100	9,735,885
St. Jude Medical, Inc.*	232,100	8,536,638
		18,272,523
Health Care Providers & Services 4.8%
Express Scripts, Inc.*	172,900	14,947,205
Laboratory Corp. of America Holdings* (a)	103,300	7,730,972
UnitedHealth Group, Inc.	394,500	12,024,360
		34,702,537
Pharmaceuticals 1.8%
Abbott Laboratories	158,200	8,541,218
Johnson & Johnson	63,706	4,103,303
		12,644,521
Industrials 11.9%
Aerospace & Defense 4.9%
Rockwell Collins, Inc. (a)	249,000	13,784,640
TransDigm Group, Inc.	163,600	7,769,364
United Technologies Corp.	196,500	13,639,065
		35,193,069
Commercial Services & Supplies 1.1%
Stericycle, Inc.* (a)	146,400	8,076,888
Electrical Equipment 3.4%
AMETEK, Inc. (a)	359,300	13,739,632
Roper Industries, Inc. (a)	211,500	11,076,255
		24,815,887
Machinery 1.1%
Parker Hannifin Corp. (a)	144,500	7,785,660
Road & Rail 1.4%
Norfolk Southern Corp. (a)	199,700	10,468,274
Information Technology 33.6%
Communications Equipment 7.6%
Cisco Systems, Inc.*	1,267,155	30,335,691
QUALCOMM, Inc.	541,870	25,066,906
		55,402,597
Computers & Peripherals 9.9%
Apple, Inc.* (a)	157,254	33,158,578
EMC Corp.*	756,015	13,207,582
Hewlett-Packard Co.	316,000	16,277,160
International Business Machines Corp.	71,210	9,321,389
		71,964,709
Internet Software & Services 3.3%
Google, Inc. "A"* (a)	39,025	24,194,720
IT Services 1.0%
Accenture PLC "A" (a)	181,400	7,528,100
Semiconductors & Semiconductor Equipment 5.0%
Broadcom Corp. "A"* (a)	567,000	17,832,150
Intel Corp.	908,790	18,539,315
		36,371,465
	Shares	Value ($)

Software 6.8%
Check Point Software Technologies Ltd.* (a)	176,200	5,969,656
Microsoft Corp. (a)	772,380	23,549,866
Oracle Corp.	803,255	19,711,878
		49,231,400
Materials 4.7%
Chemicals
Celanese Corp. "A"	159,300	5,113,530
Monsanto Co.	221,945	18,144,004
The Mosaic Co. (a)	187,200	11,181,457
		34,438,991
Telecommunication Services 1.7%
Wireless Telecommunication Services
American Tower Corp. "A"*	279,700	12,085,837
Utilities 0.5%
Electric Utilities
FPL Group, Inc. (a)	75,000	3,961,500
Total Common Stocks (Cost $521,126,042)		719,758,469
	Shares	Value ($)

Securities Lending Collateral 31.3%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $228,041,689)	228,041,689	228,041,689

Cash Equivalents 1.1%
Central Cash Management Fund, 0.14% (b) (Cost $7,806,725)	7,806,725	7,806,725
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $756,974,456)+	131.4	955,606,883
Other Assets and Liabilities, Net	(31.4)	(228,484,046)
Net Assets	100.0	727,122,837

* Non-income producing security.

+ The cost for federal income tax purposes was $759,750,255. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $195,856,628. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $200,332,150 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,475,522.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $220,915,066, which is 30.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (d)	$ 719,758,469	$ —	$ —	$ 719,758,469
Short-Term Investments (d)	235,848,414	—	—	235,848,414
Total	$ 955,606,883	$ —	$ —	$ 955,606,883

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $521,126,042), including $220,915,066 of securities loaned	$ 719,758,469
Investment in Daily Assets Fund Institutional (cost $228,041,689)*	228,041,689
Investment in Central Cash Management Fund (cost $7,806,725)	7,806,725
Total investments, at value (cost $756,974,456)	955,606,883
Foreign currency, at value (cost $127,567)	137,057
Receivable for Portfolio shares sold	16,344
Dividends receivable	395,397
Interest receivable	13,898
Foreign taxes recoverable	72,707
Due from Advisor	1,391
Other assets	17,007
Total assets	956,260,684
Liabilities
Payable for Portfolio shares redeemed	615,512
Payable upon return of securities loaned	228,041,689
Accrued management fee	282,978
Accrued distribution service fee (Class B)	1,914
Other accrued expenses and payables	195,754
Total liabilities	229,137,847
Net assets, at value	$ 727,122,837
Net Assets Consist of
Undistributed net investment income	6,123,423
Net unrealized appreciation (depreciation) on: Investments	198,632,427
Foreign currency	17,138
Accumulated net realized gain (loss)	(258,259,136)
Paid-in capital	780,608,985
Net assets, at value	$ 727,122,837
Class A Net Asset Value, offering and redemption price per share ($714,888,113 ÷ 42,229,316 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.93
Class B Net Asset Value, offering and redemption price per share ($12,234,724 ÷ 725,636 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 16.86

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $7,807)	$ 8,947,719
Interest	3,385
Income distributions — affiliated cash management vehicles	53,857
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	487,978
Total Income	9,492,939
Expenses: Management fee	2,425,388
Administration fee	647,367
Custodian fee	53,457
Distribution service fee (Class B)	27,575
Record keeping fee (Class B)	10,003
Services to shareholders	16,017
Professional fees	104,446
Trustees' fees and expenses	9,724
Reports to shareholders	30,822
Other	24,310
Total expenses before expense reductions	3,349,109
Expense reductions	(155,440)
Total expenses after expense reductions	3,193,669
Net investment income (loss)	6,299,270
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(29,080,732)
Foreign currency	78
Payments by affiliates (see Note G)	559
(29,080,095)
Change in net unrealized appreciation (depreciation) on: Investments	184,130,299
Foreign currency	11,335
184,141,634
Net gain (loss)	155,061,539
Net increase (decrease) in net assets resulting from operations	$ 161,360,809

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 6,299,270	$ 7,814,207
Net realized gain (loss)	(29,080,095)	23,172,997
Change in net unrealized appreciation (depreciation)	184,141,634	(355,389,503)
Net increase (decrease) in net assets resulting from operations	161,360,809	(324,402,299)
Distributions to shareholders from: Net investment income: Class A	(7,997,037)	(9,355,147)
Class B	(116,634)	(96,190)
Total distributions	(8,113,671)	(9,451,337)
Portfolio share transactions: Class A Proceeds from shares sold	18,231,110	23,952,264
Net assets acquired in tax-free reorganization*	66,828,943	—
Reinvestment of distributions	7,997,037	9,355,147
Cost of shares redeemed	(122,840,820)	(169,314,485)
Net increase (decrease) in net assets from Class A share transactions	(29,783,730)	(136,007,074)
Class B Proceeds from shares sold	1,745,917	1,473,846
Reinvestment of distributions	116,634	96,190
Cost of shares redeemed	(2,624,791)	(4,263,172)
Net increase (decrease) in net assets from Class B share transactions	(762,240)	(2,693,136)
Increase (decrease) in net assets	122,701,168	(472,553,846)
Net assets at beginning of period	604,421,669	1,076,975,515
Net assets at end of period (including undistributed net investment income of $6,123,423 and $7,945,917, respectively)	$ 727,122,837	$ 604,421,669
Other Information
Class A Shares outstanding at beginning of period	43,844,542	51,857,448
Shares sold	1,329,558	1,366,508
Shares issued in tax-free reorganization*	5,009,687	—
Shares issued to shareholders in reinvestment of distributions	644,923	468,930
Shares redeemed	(8,599,394)	(9,848,344)
Net increase (decrease) in Class A shares	(1,615,226)	(8,012,906)
Shares outstanding at end of period	42,229,316	43,844,542
Class B Shares outstanding at beginning of period	777,803	920,834
Shares sold	124,580	89,671
Shares issued to shareholders in reinvestment of distributions	9,421	4,831
Shares redeemed	(186,168)	(237,533)
Net increase (decrease) in Class B shares	(52,167)	(143,031)
Shares outstanding at end of period	725,636	777,803

* On April 24, 2009 DWS Janus Growth & Income VIP was acquired by the Portfolio through a tax-free reorganization (see Note H).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.55	$ 20.41	$18.24	$ 16.90	$ 15.67
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.16	.17[d]	.13[c]	.10
Net realized and unrealized gain (loss)	3.43	(6.83)	2.12	1.31	1.29
Total from investment operations	3.57	(6.67)	2.29	1.44	1.39
Less distributions from: Net investment income	(.19)	(.19)	(.12)	(.10)	(.16)
Net asset value, end of period	$ 16.93	$ 13.55	$ 20.41	$ 18.24	$ 16.90
Total Return (%)[b]	26.87	(32.98)	12.59	8.53[c]	8.96
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	715	594	1,058	1,131	1,031
Ratio of expenses before expense reductions (%)	.51	.50	.53	.52	.50
Ratio of expenses after expense reductions (%)	.49	.49	.52	.49	.49
Ratio of net investment income (loss) (%)	.98	.89	.86[d]	.73[c]	.61
Portfolio turnover rate (%)	76	21	30	16	17

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 13.49	$ 20.31	$ 18.15	$ 16.81	$ 15.59
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.10	.09[d]	.06[c]	.04
Net realized and unrealized gain (loss)	3.43	(6.81)	2.12	1.31	1.28
Total from investment operations	3.52	(6.71)	2.21	1.37	1.32
Less distributions from: Net investment income	(.15)	(.11)	(.05)	(.03)	(.10)
Net asset value, end of period	$ 16.86	$ 13.49	$ 20.31	$ 18.15	$ 16.81
Total Return (%)[b]	26.49	(33.20)	12.18	8.17[c]	8.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12	10	19	107	73
Ratio of expenses before expense reductions (%)	.85	.85	.94	.91	.89
Ratio of expenses after expense reductions (%)	.82	.82	.90	.86	.86
Ratio of net investment income (loss) (%)	.65	.56	.48[d]	.36[c]	.24
Portfolio turnover rate (%)	76	21	30	16	17

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.007 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.03% lower.

[d] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 per share and 0.17% of average daily net assets, respectively.

Performance Summary December 31, 2009

DWS Global Opportunities VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 1.11% and 1.42% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Portfolio returns during all periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities VIP — Class A [] S&P® Developed SmallCap Index

The S&P® Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$14,820	$8,107	$11,697	$12,308
	Average annual total return	48.20%	-6.75%	3.19%	2.10%
S&P Developed SmallCap Index	Growth of $10,000	$13,943	$8,318	$11,751	$17,059
	Average annual total return	39.43%	-5.96%	3.28%	5.49%
DWS Global Opportunities VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$14,766	$8,015	$11,534	$11,985
	Average annual total return	47.66%	-7.11%	2.89%	1.83%
S&P Developed SmallCap Index	Growth of $10,000	$13,943	$8,318	$11,751	$17,059
	Average annual total return	39.43%	-5.96%	3.28%	5.49%

The growth of $10,000 is cumulative.

The accompanying notes are an integral part of the financial statements.

Information About Your Portfolio's Expenses

DWS Global Opportunities VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,237.20	$ 1,235.80
Expenses Paid per $1,000*	$ 5.70	$ 7.50
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,020.11	$ 1,018.50
Expenses Paid per $1,000*	$ 5.14	$ 6.77

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Global Opportunities VIP	1.01%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Global Opportunities VIP

DWS Global Opportunities VIP generated a total return of 48.20% in 2009, outperforming the 39.43% return of its benchmark, the S&P® Developed SmallCap Index, by a wide margin.

A key factor in the Portfolio's outperformance was our effort to strike a balance between growth and risk. In the early part of the period, we took a defensive approach as we awaited greater clarity on the extent of the global financial crisis. In February, March and April 2009, with stocks at multiyear lows and historically cheap valuations, we decided to take on more risk. The result was that we were able to participate fully in equities' strong upside during the spring and summer rather than having to "chase" the rising market. We believe this balanced approach, which helps keep us from being caught flat-footed by shifts in the market environment, is critical in effectively managing a small-cap growth portfolio.

We generated the largest degree of outperformance in financials, where our return outpaced the gain for the financial stocks in the benchmark. The Portfolio's performance was helped by both strong stock selection and an underweight position.1 Our top contributors in financials were REXLot Holdings Ltd., Ashmore Group PLC and Midland Holdings Ltd. Our performance was similarly strong in consumer staples, where our gain was well ahead of the return of the broader sector. Here, our top-performing holding was Green Mountain Coffee Roasters, Inc., which gained over 200%. Our stock selection was least effective in health care, due in part to positions in Fresenius Medical Care AG & Co. KGaA and Thoratec Corp.

Joseph Axtell, CFA
Portfolio Manager

The S&P® Developed SmallCap Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Global Opportunities VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	97%	99%
Cash Equivalents	2%	1%
Participatory Notes	1%	—
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

United States	40%	41%
Continental Europe	27%	35%
Pacific Basin	13%	5%
Japan	8%	7%
United Kingdom	7%	8%
Canada	2%	1%
Latin America	1%	1%
Australia	1%	1%
Other	1%	1%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Industrials	18%	20%
Information Technology	16%	18%
Consumer Discretionary	16%	10%
Health Care	16%	21%
Financials	12%	12%
Energy	10%	9%
Materials	6%	1%
Consumer Staples	5%	5%
Utilities	1%	4%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 50. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Global Opportunities VIP

	Shares	Value ($)

Common Stocks 97.4%
Australia 0.6%
Austal Ltd. (Cost $833,605)	436,371	907,563
Austria 1.5%
IMMOEAST AG*	89,111	488,526
Intercell AG*	11,862	438,898
Wienerberger AG* (a)	67,031	1,216,717
(Cost $1,366,683)		2,144,141
Bermuda 0.7%
Lazard Ltd. "A" (Cost $691,804)	28,300	1,074,551
Brazil 1.3%
Diagnosticos da America SA	33,900	1,100,514
Fleury SA*	76,900	812,287
(Cost $1,495,293)		1,912,801
Canada 1.2%
CAE, Inc.	88,681	743,637
SunOpta, Inc.*	298,600	1,003,296
(Cost $3,467,239)		1,746,933
Channel Islands 0.6%
Randgold Resources Ltd. (ADR) (a) (b) (Cost $635,910)	10,700	846,584
China 2.5%
Minth Group Ltd.	1,153,500	1,699,863
Shanda Games Ltd. (ADR)* (a)	33,100	337,289
VanceInfo Technologies, Inc. (ADR) (a)	80,300	1,542,563
(Cost $1,568,076)		3,579,715
Cyprus 0.7%
Prosafe Production Public Ltd.* (c)	176,023	377,104
Prosafe SE (c)	108,863	689,396
(Cost $1,386,572)		1,066,500
France 2.7%
Financiere Marc de Lacharriere SA	14,359	798,773
Flamel Technologies SA (ADR)* (a)	176,900	1,309,060
JC Decaux SA*	52,648	1,276,475
Meetic*	20,683	563,366
(Cost $4,987,198)		3,947,674
Germany 5.8%
Fresenius Medical Care AG & Co. KGaA	79,607	4,215,046
M.A.X. Automation AG	273,215	926,033
Rational AG (a)	7,384	1,250,848
SGL Carbon SE*	26,500	788,788
United Internet AG (Registered)*	96,943	1,282,020
(Cost $4,129,307)		8,462,735
Gibraltar 0.5%
PartyGaming PLC* (Cost $788,874)	189,604	792,362
Greece 1.7%
Alpha Bank AE*	95,970	1,110,270
Hellenic Exchanges SA	63,600	659,160
Jumbo SA	54,215	688,670
(Cost $2,744,464)		2,458,100
	Shares	Value ($)

Hong Kong 6.7%
Dah Sing Banking Group Ltd.*	217,000	323,699
Inspur International Ltd.	7,345,000	1,040,430
K Wah International Holdings Ltd.	2,145,000	791,511
Kingboard Chemical Holdings Ltd.	393,140	1,559,069
Midland Holdings Ltd.	2,342,357	2,008,165
REXLot Holdings Ltd. (d)	16,025,000	1,788,897
Tianneng Power International Ltd.	1,466,000	674,569
Wing Hang Bank Ltd.	165,200	1,535,058
(Cost $5,931,142)		9,721,398
Ireland 4.3%
Anglo Irish Bank Corp., Ltd.*	225,606	0
C&C Group PLC (e)	149,879	644,572
C&C Group PLC (e)	188,378	812,965
FBD Holdings PLC	23,700	234,511
ICON PLC (ADR)*	46,900	1,019,137
Norkom Group PLC*	292,633	601,798
Paddy Power PLC	41,261	1,462,279
Ryanair Holdings PLC* (e)	2,200	10,301
Ryanair Holdings PLC* (e)	312,536	1,476,443
(Cost $5,133,818)		6,262,006
Italy 0.8%
Prysmian SpA (Cost $1,172,322)	65,175	1,140,869
Japan 7.3%
Dai-ichi Seiko Co., Ltd.	19,900	836,750
Daiseki Co., Ltd. (a)	44,500	895,969
FP Corp.	13,900	626,788
Internet Initiative Japan, Inc. (a)	347	619,337
Megane Top Co., Ltd.	65,400	710,683
Nidec Corp.	16,100	1,480,397
Nippon Seiki Co., Ltd.	70,000	797,251
Nitori Co., Ltd.	11,600	863,136
Shinko Plantech Co., Ltd.	146,900	1,480,632
So-net M3, Inc. (a)	238	717,231
Sumitomo Realty & Development Co., Ltd.	48,000	900,263
Universal Entertainment Corp.* (a)	60,500	752,764
(Cost $8,270,184)		10,681,201
Korea 1.5%
Korean Air Lines Co., Ltd.*	26,400	1,237,969
S&T Dynamics Co., Ltd.*	63,520	891,580
(Cost $1,842,926)		2,129,549
Netherlands 3.7%
Chicago Bridge & Iron Co. NV (NY Registered Shares)* (a)	50,200	1,015,044
Koninklijke Vopak NV	17,377	1,372,882
QIAGEN NV* (a)	65,300	1,458,686
SBM Offshore NV	77,839	1,523,083
(Cost $3,135,235)		5,369,695
Singapore 0.9%
Venture Corp., Ltd. (Cost $744,263)	207,000	1,298,071
Spain 1.7%
Grifols SA	36,465	635,423
Tecnicas Reunidas SA	14,698	840,790
Telvent GIT SA	27,000	1,052,460
(Cost $2,150,802)		2,528,673
	Shares	Value ($)

Switzerland 2.3%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)*	11,792	587,101
Nobel Biocare Holding AG (Registered)	43,292	1,448,890
Partners Group Holding AG	10,300	1,297,276
(Cost $2,161,101)		3,333,267
Taiwan 1.4%
Compal Electronics, Inc.	971,145	1,335,171
Siliconware Precision Industries Co.	538,743	723,752
(Cost $1,115,439)		2,058,923
United Arab Emirates 0.5%
Lamprell PLC (Cost $791,325)	253,965	749,391
United Kingdom 7.2%
Aegis Group PLC	287,441	549,619
ARM Holdings PLC	575,608	1,645,945
Ashmore Group PLC	331,498	1,441,060
Babcock International Group PLC	142,329	1,364,104
ICAP PLC	74,518	516,417
John Wood Group PLC	128,118	632,887
Michael Page International PLC	254,391	1,542,404
Northgate PLC*	182,822	639,326
Rotork PLC	40,826	781,394
Serco Group PLC	156,242	1,328,316
(Cost $8,464,643)		10,441,472
United States 39.3%
Advance Auto Parts, Inc.	25,350	1,026,168
Aecom Technology Corp.*	50,168	1,379,620
Aeropostale, Inc.*	37,600	1,280,280
Affiliated Managers Group, Inc.* (a)	10,400	700,440
Allegheny Energy, Inc.	72,600	1,704,648
Alpha Natural Resources, Inc.*	28,000	1,214,640
American Eagle Outfitters, Inc.	54,500	925,410
Atlas Air Worldwide Holdings, Inc.*	31,600	1,177,100
BE Aerospace, Inc.*	49,200	1,156,200
BioMarin Pharmaceutical, Inc.* (a)	22,400	421,344
BPZ Resources, Inc.* (a) (f)	90,100	855,950
Cameron International Corp.*	15,900	664,620
Capella Education Co.* (a)	9,000	677,700
Carter's, Inc.*	53,700	1,409,625
Central European Distribution Corp.* (g)	36,600	1,039,806
Chattem, Inc.*	3,700	345,210
Cliffs Natural Resources, Inc.	29,300	1,350,437
Commercial Metals Co.	41,600	651,040
Darling International, Inc.*	87,700	734,926
Deckers Outdoor Corp.*	14,000	1,424,080
Diamond Foods, Inc. (a)	34,300	1,219,022
Dresser-Rand Group, Inc.*	32,800	1,036,808
Edwards Lifesciences Corp.*	10,300	894,555
EXCO Resources, Inc.	51,800	1,099,714
FTI Consulting, Inc.* (a)	40,550	1,912,338
Green Mountain Coffee Roasters, Inc.* (a)	14,350	1,169,095
Harris Corp.	24,300	1,155,465
	Shares	Value ($)

Itron, Inc.*	28,000	1,891,960
Jefferies Group, Inc.* (a)	55,100	1,307,523
Joy Global, Inc.	34,675	1,788,883
Lam Research Corp.*	21,000	823,410
Lexmark International, Inc. "A"* (a)	30,500	792,390
Life Technologies Corp.*	29,400	1,535,562
ManTech International Corp. "A"*	11,000	531,080
Martin Marietta Materials, Inc. (a)	7,500	670,575
Merge Healthcare, Inc.*	122,625	412,020
Metabolix, Inc.*	47,800	529,146
MiddleBrook Pharmaceuticals, Inc.* (a)	326,934	166,736
MSCI, Inc. "A"*	24,731	786,446
Mylan, Inc.* (a)	27,900	514,197
NxStage Medical, Inc.*	145,300	1,213,255
Owens & Minor, Inc.	27,300	1,171,989
Owens-Illinois, Inc.*	31,500	1,035,405
Rovi Corp.*	24,300	774,441
Schawk, Inc.	31,500	428,400
Schweitzer-Mauduit International, Inc.	32,300	2,272,305
Somanetics Corp.*	58,300	1,023,165
Stericycle, Inc.* (a)	15,900	877,203
Thoratec Corp.* (a)	64,800	1,744,416
TiVo, Inc.*	66,300	674,934
Ultra Petroleum Corp.*	54,600	2,722,356
Urban Outfitters, Inc.* (a)	43,900	1,536,061
Vista Gold Corp.*	153,800	376,810
Waddell & Reed Financial, Inc. "A"	32,300	986,442
(Cost $39,017,740)		57,213,351
Total Common Stocks (Cost $104,025,965)		141,867,525

Participatory Note 0.5%
Indonesia
PT AKR Corporindo Tbk (issuer Merrill Lynch International & Co.), Expiration Date 11/6/2014* (Cost $769,216)	6,135,000	761,967

Securities Lending Collateral 13.5%
Daily Assets Fund Institutional, 0.17% (h) (i) (Cost $19,662,787)	19,662,787	19,662,787

Cash Equivalents 2.2%
Central Cash Management Fund, 0.14% (h) (Cost $3,241,782)	3,241,782	3,241,782
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $127,699,750)+	113.6	165,534,061
Other Assets and Liabilities, Net	(13.6)	(19,812,099)
Net Assets	100.0	145,721,962

* Non-income producing security.

+ The cost for federal income tax purposes was $129,036,147. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $36,497,914. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $46,500,847 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $10,002,933.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $18,848,596, which is 12.9% of net assets.

(b) Security is listed in country of domicile. Significant business activities of the company are in Africa.

(c) Security is listed in country of domicile. Significant business activities of the company are in Norway.

(d) Security is listed in country of domicile. Significant business activities of the company are in China.

(e) Securities with the same description are the same corporate entity but trade on different stock exchanges.

(f) Security is listed in country of domicile. Significant business activities of company are in Peru and Ecuador.

(g) Security is listed in country of domicile. Sigificant business activities of company are in Poland.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 907,563	$ —	$ 907,563
Austria	—	2,144,141	—	2,144,141
Bermuda	1,074,551	—	—	1,074,551
Brazil	1,912,801	—	—	1,912,801
Canada	1,746,933	—	—	1,746,933
Channel Islands	846,584	—	—	846,584
China	1,879,852	1,699,863	—	3,579,715
Cyprus	—	1,066,500	—	1,066,500
France	1,309,060	2,638,614	—	3,947,674
Germany	—	8,462,735	—	8,462,735
Gibraltar	—	792,362	—	792,362
Greece	—	2,458,100	—	2,458,100
Hong Kong	—	9,721,398	—	9,721,398
Ireland	1,019,137	5,242,869	—	6,262,006
Italy	—	1,140,869	—	1,140,869
Japan	—	10,681,201	—	10,681,201
Korea	—	2,129,549	—	2,129,549
Netherlands	1,015,044	4,354,651	—	5,369,695
Singapore	—	1,298,071	—	1,298,071
Spain	1,052,460	1,476,213	—	2,528,673
Switzerland	—	3,333,267	—	3,333,267
Taiwan	—	2,058,923	—	2,058,923
United Arab Emirates	—	749,391	—	749,391
United Kingdom	—	10,441,472	—	10,441,472
United States	57,213,351	—	—	57,213,351
Participatory Note	—	761,967	—	761,967
Short-Term Investments (j)	22,904,569	—	—	22,904,569
Total	$ 91,974,342	$ 73,559,719	$ —	$ 165,534,061

(j) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $104,795,181), including $18,848,596 of securities loaned	$ 142,629,492
Investment in Daily Assets Fund Institutional (cost $19,662,787)*	19,662,787
Investment in Central Cash Management Fund (cost $3,241,782)	3,241,782
Total investments, at value (cost $127,699,750)	165,534,061
Foreign currency, at value (cost $10,456)	10,410
Receivable for investments sold	344,090
Receivable for Portfolio shares sold	1,236
Dividends receivable	49,234
Interest receivable	9,812
Foreign taxes recoverable	32,635
Other assets	2,914
Total assets	165,984,392
Liabilities
Payable for investments purchased	45,382
Payable for Portfolio shares redeemed	381,921
Payable upon return of securities loaned	19,662,787
Accrued management fee	119,903
Accrued distribution service fee (Class B)	1,361
Other accrued expenses and payables	51,076
Total liabilities	20,262,430
Net assets, at value	$ 145,721,962
Net Assets Consist of
Undistributed net investment income	165,912
Net unrealized appreciation (depreciation) on: Investments	37,834,311
Foreign currency	1,268
Accumulated net realized gain (loss)	(23,262,207)
Paid-in capital	130,982,678
Net assets, at value	$ 145,721,962
Class A Net Asset Value, offering and redemption price per share ($139,209,415 ÷ 12,301,988 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.32
Class B Net Asset Value, offering and redemption price per share ($6,512,547 ÷ 586,186 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.11

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $110,247)	$ 1,625,927
Income distributions — affiliated cash management vehicles	7,655
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	214,228
Other income	2,132
Total Income	1,849,942
Expenses: Management fee	1,126,004
Administration fee	126,517
Custodian fee	29,996
Distribution service fee (Class B)	13,933
Services to shareholders	5,982
Record keeping fee (Class B)	3,560
Professional fees	59,745
Trustees' fees and expenses	4,225
Reports to shareholders	24,039
Other	28,144
Total expenses before expense reductions	1,422,145
Expense reductions	(154,823)
Total expenses after expense reductions	1,267,322
Net investment income (loss)	582,620
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(7,218,071)
Foreign currency	(49,296)
(7,267,367)
Change in net unrealized appreciation (depreciation) on: Investments	55,597,871
Foreign currency	2,183
55,600,054
Net gain (loss)	48,332,687
Net increase (decrease) in net assets resulting from operations	$ 48,915,307

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 582,620	$ 3,472,658
Net realized gain (loss)	(7,267,367)	(11,414,417)
Change in net unrealized appreciation (depreciation)	55,600,054	(135,433,278)
Net increase (decrease) in net assets resulting from operations	48,915,307	(143,375,037)
Distributions to shareholders from: Net investment income: Class A	(2,053,958)	(606,759)
Class B	(80,052)	—
Net realized gains: Class A	—	(38,799,742)
Class B	—	(1,584,503)
Total distributions	(2,134,010)	(40,991,004)
Portfolio share transactions: Class A Proceeds from shares sold	8,747,386	9,798,954
Reinvestment of distributions	2,053,958	39,406,501
Cost of shares redeemed	(33,699,813)	(64,901,647)
Net increase (decrease) in net assets from Class A share transactions	(22,898,469)	(15,696,192)
Class B Proceeds from shares sold	692,203	887,328
Reinvestment of distributions	80,052	1,584,503
Cost of shares redeemed	(1,476,946)	(2,362,537)
Net increase (decrease) in net assets from Class B share transactions	(704,691)	109,294
Increase (decrease) in net assets	23,178,137	(199,952,939)
Net assets at beginning of period	122,543,825	322,496,764
Net assets at end of period (including undistributed net investment income of $165,912 and $298,854, respectively)	$ 145,721,962	$ 122,543,825
Other Information
Class A Shares outstanding at beginning of period	15,069,861	16,980,253
Shares sold	905,526	754,392
Shares issued to shareholders in reinvestment of distributions	264,685	2,730,873
Shares redeemed	(3,938,084)	(5,395,657)
Net increase (decrease) in Class A shares	(2,767,873)	(1,910,392)
Shares outstanding at end of period	12,301,988	15,069,861
Class B Shares outstanding at beginning of period	669,567	673,793
Shares sold	75,308	67,771
Shares issued to shareholders in reinvestment of distributions	10,492	111,428
Shares redeemed	(169,181)	(183,425)
Net increase (decrease) in Class B shares	(83,381)	(4,226)
Shares outstanding at end of period	586,186	669,567

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.79	$ 18.28	$ 18.15	$ 15.00	$ 12.77
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.20[d]	.08[d]	.03[c]	.04
Net realized and unrealized gain (loss)	3.64	(8.18)	1.61	3.28	2.27
Total from investment operations	3.68	(7.98)	1.69	3.31	2.31
Less distributions from: Net investment income	(.15)	(.04)	(.23)	(.16)	(.08)
Net realized gains	—	(2.47)	(1.33)	—	—
Total distributions	(.15)	(2.51)	(1.56)	(.16)	(.08)
Net asset value, end of period	$ 11.32	$ 7.79	$ 18.28	$ 18.15	$ 15.00
Total Return (%)	48.20[b]	(49.96)[b]	9.33[b]	22.08[c]	18.19
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	139	117	310	331	285
Ratio of expenses before expense reductions (%)	1.11	1.11	1.14	1.12	1.17
Ratio of expenses after expense reductions (%)	.99	.99	1.12	1.12	1.17
Ratio of net investment income (loss) (%)	.47	1.53[d]	.45[d]	.16[c]	.32
Portfolio turnover rate (%)	53	21	19	28	30

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[d] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 7.65	$ 18.03	$ 17.93	$ 14.84	$ 12.62
Income (loss) from investment operations: Net investment income (loss)[a]	.02	.16[e]	.01[e]	(.00)[b,d]	.03
Net realized and unrealized gain (loss)	3.57	(8.07)	1.61	3.24	2.24
Total from investment operations	3.59	(7.91)	1.62	3.24	2.27
Less distributions from: Net investment income	(.13)	—	(.19)	(.15)	(.05)
Net realized gains	—	(2.47)	(1.33)	—	—
Total distributions	(.13)	(2.47)	(1.52)	(.15)	(.05)
Net asset value, end of period	$ 11.11	$ 7.65	$ 18.03	$ 17.93	$ 14.84
Total Return (%)[c]	47.66	(50.16)	8.92	21.88[d]	18.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	5	12	37	33
Ratio of expenses before expense reductions (%)	1.42	1.42	1.53	1.51	1.54
Ratio of expenses after expense reductions (%)	1.30	1.30	1.50	1.31	1.24
Ratio of net investment income (loss) (%)	.16	1.21[e]	.07[e]	(.03)[d]	.25
Portfolio turnover rate (%)	53	21	19	28	30

[a] Based on average shares outstanding during the period.

[b] Amount is less than $.005.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.002 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

[e] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.05 and $0.02 per share and 0.37% and 0.09% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Performance Summary December 31, 2009

DWS International VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 1.01% and 1.33% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Portfolio returns for the 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Risk Considerations

This Portfolio is subject to stock market risk. Investing in foreign securities presents certain risks, such as currency fluctuation, political and economic changes and market risks. This may result in greater share price volatility. Derivatives may be more volatile and less liquid than traditional securities, and the Portfolio could suffer losses on an underlying Portfolio's derivative position. Investing in securities of emerging markets presents certain risks, such as currency fluctuation, political and economic changes and market risks. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS International VIP — Class A [] MSCI EAFE® Index

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$13,352	$7,923	$11,589	$7,625
	Average annual total return	33.52%	-7.47%	2.99%	-2.68%
MSCI EAFE® Index	Growth of $10,000	$13,178	$8,295	$11,898	$11,238
	Average annual total return	31.78%	-6.04%	3.54%	1.17%
DWS International VIP		1-Year	3-Year	5-Year	10-Year
Class B	Growth of $10,000	$13,289	$7,857	$11,405	$7,435
	Average annual total return	32.89%	-7.72%	2.66%	-2.92%
MSCI EAFE® Index	Growth of $10,000	$13,178	$8,295	$11,898	$11,238
	Average annual total return	31.78%	-6.04%	3.54%	1.17%

The growth of $10,000 is cumulative.

Information About Your Portfolio's Expenses

DWS International VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,242.10	$ 1,240.20
Expenses Paid per $1,000*	$ 5.43	$ 7.00
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,020.37	$ 1,018.95
Expenses Paid per $1,000*	$ 4.89	$ 6.31

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS International VIP	.96%	1.24%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS International VIP

International equities delivered a strong performance in 2009, as signs of improving economic growth overseas — particularly in the emerging markets — sparked a robust recovery from the bear market of 2008. DWS International VIP (Class A shares, unadjusted for contract charges) performed very well in this environment, with a total return of 33.52% — ahead of the 31.78% return of the Portfolio's benchmark, the MSCI EAFE® Index.

We added the most value via our well-timed asset allocation shifts in the financial sector. The Portfolio held an underweight in financials through the first half of the period, which dampened the effect of the sector's extremely poor performance during that time.1 We maintained the underweight in financials until late in the first quarter, when we began to increase the Portfolio's weighting in the sector. This decision enabled us to capitalize on the subsequent rally, boosting the Portfolio's return. Among our top performers in financials were Sberbank, BNP Paribas and IMMOEAST AG.

Energy was the second-strongest sector in the Portfolio, thanks to our positions in Saipem SpA and Petroleo Brasiliero SA ("Petrobras").* Our stock selections in utilities and industrials were additional sources of outperformance. The Portfolio's top performers in the two sectors were Fortum Oyj and Compagnie de Saint-Gobain, respectively.

While we generated positive absolute results in all 10 sectors, our stock picks fell short of the benchmark in health care, consumer staples and information technology. Additionally, we were hurt by holding an underweight in the outperforming consumer discretionary sector. The largest individual detractors in the Portfolio during 2009 were China Mobile Ltd., Nintendo Co., Ltd. and Seven & I Holdings Co., Ltd.

We strived to maintain a balance in the Portfolio. While focused on companies with strong balance sheets, stable dividends and higher visibility regarding earnings and revenues, we looked for opportunities in companies with exposure to longer-term trends such as infrastructure expansion, the rising importance of alternative energy, and the growth of China and Russia. Overall, we believe an approach that emphasizes fundamental research and individual stock selection will hold the Portfolio in good stead as the global investment picture sorts itself out in the coming year.

Nikolaus Poehlmann, CFA
Lead Portfolio Manager

Michael Sieghart, CFA
Portfolio Manager (through December 31, 2009)

Udo Rosendahl
Mark Schumann
Andreas Wendelken
Portfolio Managers

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE®) Index is an unmanaged index that tracks international stock performance in the 21 developed markets in Europe, Australasia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Index returns assume the reinvestment of dividends net of withholding tax and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

* Not held in the portfolio as of December 31, 2009.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS International VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	93%	93%
Cash Equivalents	4%	2%
Exchange-Traded Funds	3%	5%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	12/31/09	12/31/08

Continental Europe	63%	62%
Japan	18%	22%
United Kingdom	9%	8%
Pacific Basin	6%	5%
Australia	4%	—
Latin America	—	2%
Other	—	1%
	100%	100%
Sector Diversification (As a % of Common Stocks and Rights)	12/31/09	12/31/08

Financials	24%	20%
Materials	15%	8%
Energy	13%	11%
Industrials	13%	8%
Consumer Discretionary	9%	—
Health Care	8%	22%
Telecommunication Services	5%	12%
Utilities	5%	4%
Consumer Staples	5%	10%
Information Technology	3%	5%
	100%	100%

Asset allocation, geographical diversification and sector diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 63. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS International VIP

	Shares	Value ($)

Common Stocks 92.2%
Australia 3.7%
BHP Billiton Ltd.	208,059	7,967,364
Woodside Petroleum Ltd.	109,869	4,617,749
(Cost $7,976,257)		12,585,113
Austria 5.5%
bwin Interactive Entertainment AG*	86,285	5,141,307
IMMOEAST AG* (a)	782,889	4,291,971
Intercell AG*	144,663	5,352,577
Voestalpine AG	118,116	4,307,079
(Cost $12,659,585)		19,092,934
Belgium 0.7%
Fortis* (Cost $1,774,799)	616,475	2,283,952
China 3.4%
China Life Insurance Co., Ltd. "H"	1,569,606	7,690,617
PetroChina Co., Ltd. "H"	3,501,126	4,171,219
(Cost $9,434,982)		11,861,836
Denmark 2.5%
A P Moller — Maersk AS "B"	541	3,783,058
Carlsberg AS "B"	67,085	4,950,647
(Cost $10,447,729)		8,733,705
Finland 1.9%
Fortum Oyj (Cost $9,432,855)	241,978	6,555,431
France 7.8%
Alstom SA	48,626	3,378,460
AXA SA	165,126	3,905,270
BNP Paribas	77,585	6,122,513
Compagnie de Saint-Gobain	68,351	3,668,921
Electricite de France	72,865	4,335,862
Total SA	83,005	5,319,089
(Cost $18,749,161)		26,730,115
Germany 10.4%
BASF SE	102,791	6,375,761
Bayer AG	76,126	6,084,379
Daimler AG (Registered)	149,232	7,973,018
Deutsche Telekom AG (Registered)	325,523	4,807,650
E.ON AG	149,997	6,262,025
Fresenius Medical Care AG & Co. KGaA	83,451	4,418,579
(Cost $19,772,177)		35,921,412
Hong Kong 2.0%
China Mobile Ltd. (Cost $8,363,475)	754,333	7,031,225
Ireland 1.6%
CRH PLC (Cost $4,278,650)	206,746	5,600,268
Italy 2.8%
Saipem SpA (a)	179,179	6,155,295
UniCredit SpA*	1,092,405	3,633,753
(Cost $6,415,378)		9,789,048
Japan 14.2%
Canon, Inc.	137,146	5,797,856
FANUC Ltd.	49,700	4,621,370
KOMATSU Ltd.	394,777	8,230,317
Mitsubishi Corp.	237,868	5,914,074
Mitsui & Co., Ltd.	371,366	5,257,470
	Shares	Value ($)

Nintendo Co., Ltd.	19,382	4,594,818
Seven & I Holdings Co., Ltd.	121,683	2,469,811
Shin-Etsu Chemical Co., Ltd.	94,124	5,305,348
Toyota Motor Corp.	156,664	6,582,372
(Cost $44,093,970)		48,773,436
Luxembourg 1.9%
ArcelorMittal (Cost $3,741,492)	142,706	6,472,419
Netherlands 2.3%
ING Groep NV (CVA)* (Cost $6,955,433)	808,754	7,818,366
Russia 5.8%
Gazprom (ADR)	247,900	6,179,546
Gazprom OAO (ADR)	59,357	1,513,603
LUKOIL (ADR)	56,894	3,186,907
Sberbank	3,203,369	8,959,048
(Cost $16,719,986)		19,839,104
Spain 5.4%
Banco Santander SA	521,392	8,566,415
Grifols SA	266,506	4,644,017
Telefonica SA	196,184	5,467,952
(Cost $12,332,837)		18,678,384
Sweden 0.9%
Hennes & Mauritz AB "B" (Cost $2,082,830)	54,673	3,025,462
Switzerland 10.9%
ABB Ltd. (Registered)*	259,032	4,954,085
Compagnie Financiere Richemont SA "A"	134,194	4,490,278
Credit Suisse Group AG (Registered)	106,337	5,237,218
Nestle SA (Registered)	156,335	7,595,192
Novartis AG (Registered)	89,125	4,855,729
UBS AG (Registered)*	179,150	2,752,088
Xstrata PLC*	434,837	7,659,092
(Cost $22,463,090)		37,543,682
United Kingdom 8.5%
BG Group PLC	311,256	5,573,905
BP PLC	532,664	5,151,491
HSBC Holdings PLC	511,181	5,833,767
Lloyds Banking Group PLC	9,498,023	7,624,953
Rio Tinto PLC	95,627	5,153,948
(Cost $25,328,672)		29,338,064
Total Common Stocks (Cost $243,023,358)		317,673,956

Rights 0.0%
Australia
Woodside Petroleum Ltd., Expiration Date 1/29/2010* (Cost $0)	9,155	41,940

Exchange-Traded Fund 3.5%
Japan
iShares MSCI Japan Index Fund (a) (Cost $13,969,305)	1,220,454	11,887,222

	Shares	Value ($)

Securities Lending Collateral 4.4%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $15,194,791)	15,194,791	15,194,791

Cash Equivalents 3.5%
Central Cash Management Fund, 0.14% (b) (Cost $12,183,363)	12,183,363	12,183,363
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $284,370,817)+	103.6	356,981,272
Other Assets and Liabilities, Net	(3.6)	(12,544,990)
Net Assets	100.0	344,436,282

* Non-income producing security.

+ The cost for federal income tax purposes was $291,517,741. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $65,463,531. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $87,468,492 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $22,004,961.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $14,420,174, which is 4.2% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

CVA: Certificaten Van Aandelen

MSCI: Morgan Stanley Capital International

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments (d)
Australia	$ —	$ 12,627,053	$ —	$ 12,627,053
Austria	—	19,092,934	—	19,092,934
Belgium	—	2,283,952	—	2,283,952
China	—	11,861,836	—	11,861,836
Denmark	—	8,733,705	—	8,733,705
Finland	—	6,555,431	—	6,555,431
France	—	26,730,115	—	26,730,115
Germany	—	35,921,412	—	35,921,412
Hong Kong	—	7,031,225	—	7,031,225
Ireland	—	5,600,268	—	5,600,268
Italy	—	9,789,048	—	9,789,048
Japan	—	48,773,436	—	48,773,436
Luxembourg	—	6,472,419	—	6,472,419
Netherlands	—	7,818,366	—	7,818,366
Russia	3,186,907	16,652,197	—	19,839,104
Spain	—	18,678,384	—	18,678,384
Sweden	—	3,025,462	—	3,025,462
Switzerland	—	37,543,682	—	37,543,682
United Kingdom	—	29,338,064	—	29,338,064
Exchange-Traded Fund	11,887,222	—	—	11,887,222
Short-Term Investments (d)	27,378,154	—	—	27,378,154
Total	$ 42,452,283	$ 314,528,989	$ —	$ 356,981,272

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $256,992,663), including $14,420,174 of securities loaned	$ 329,603,118
Investment in Daily Assets Fund Institutional (cost $15,194,791)*	15,194,791
Investment in Central Cash Management Fund (cost $12,183,363)	12,183,363
Total investments, at value (cost $284,370,817)	356,981,272
Cash	1,914
Foreign currency, at value (cost $2,420,462)	2,406,218
Receivable for investments sold	318,449
Dividends receivable	166,660
Interest receivable	4,998
Receivable for Portfolio shares sold	88,235
Foreign taxes recoverable	126,673
Other assets	6,973
Total assets	360,101,392
Liabilities
Payable for Portfolio shares redeemed	160,395
Payable upon return of securities loaned	15,194,791
Accrued management fee	216,064
Accrued distribution service fee (Class B)	99
Other accrued expenses and payables	93,761
Total liabilities	15,665,110
Net assets, at value	$ 344,436,282
Net Assets Consist of
Undistributed net investment income	4,263,585
Net unrealized appreciation (depreciation) on: Investments	72,610,455
Foreign currency	(6,299)
Accumulated net realized gain (loss)	(182,351,664)
Paid-in capital	449,920,205
Net assets, at value	$ 344,436,282
Class A Net Asset Value, offering and redemption price per share ($343,970,103 ÷ 41,648,336 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.26
Class B Net Asset Value, offering and redemption price per share ($466,179 ÷ 56,405 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.26

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $956,597)	$ 7,502,055
Interest	1,843
Income distributions — affiliated cash management vehicles	29,727
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	403,009
Total Income	7,936,634
Expenses: Management fee	2,382,840
Administration fee	301,625
Distribution service fee (Class B)	1,028
Services to shareholders	12,162
Professional fees	52,094
Trustees' fees and expenses	4,899
Reports to shareholders	60,262
Other	27,799
Total expenses	2,842,709
Net investment income (loss)	5,093,925
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(61,638,967)
Foreign currency	(1,347,986)
(62,986,953)
Change in net unrealized appreciation (depreciation) on: Investments	145,295,138
Foreign currency	15,855
145,310,993
Net gain (loss)	82,324,040
Net increase (decrease) in net assets resulting from operations	$ 87,417,965

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ 5,093,925	$ 14,193,685
Net realized gain (loss)	(62,986,953)	(117,783,796)
Change in net unrealized appreciation (depreciation)	145,310,993	(202,811,438)
Net increase (decrease) in net assets resulting from operations	87,417,965	(306,401,549)
Distributions to shareholders from: Net investment income: Class A	(13,459,468)	(7,239,383)
Class B	(17,118)	(82,273)
Net realized gains: Class A	—	(94,147,000)
Class B	—	(1,663,249)
Total distributions	(13,476,586)	(103,131,905)
Portfolio share transactions: Class A Proceeds from shares sold	14,392,350	22,286,975
Reinvestment of distributions	13,459,468	101,386,383
Cost of shares redeemed	(55,084,882)	(121,263,622)
Net increase (decrease) in net assets from Class A share transactions	(27,233,064)	2,409,736
Class B Proceeds from shares sold	18,639	338,048
Reinvestment of distributions	17,118	1,745,522
Cost of shares redeemed	(67,424)	(11,371,669)
Net increase (decrease) in net assets from Class B share transactions	(31,667)	(9,288,099)
Increase (decrease) in net assets	46,676,648	(416,411,817)
Net assets at beginning of period	297,759,634	714,171,451
Net assets at end of period (including undistributed net investment income of $4,263,585 and $13,320,593, respectively)	$ 344,436,282	$ 297,759,634
Other Information
Class A Shares outstanding at beginning of period	45,605,566	46,761,118
Shares sold	2,028,682	2,117,696
Shares issued to shareholders in reinvestment of distributions	2,308,657	8,413,808
Shares redeemed	(8,294,569)	(11,687,056)
Net increase (decrease) in Class A shares	(3,957,230)	(1,155,552)
Shares outstanding at end of period	41,648,336	45,605,566
Class B Shares outstanding at beginning of period	60,497	818,856
Shares sold	2,856	26,121
Shares issued to shareholders in reinvestment of distributions	2,931	144,736
Shares redeemed	(9,879)	(929,216)
Net increase (decrease) in Class B shares	(4,092)	(758,359)
Shares outstanding at end of period	56,405	60,497

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.52	$ 15.01	$ 13.42	$ 10.85	$ 9.50
Income (loss) from investment operations: Net investment income (loss)[a]	.12	.29[c]	.21[c]	.28[c]	.15
Net realized and unrealized gain (loss)	1.93	(6.46)	1.73	2.51	1.36
Total from investment operations	2.05	(6.17)	1.94	2.79	1.51
Less distributions from: Net investment income	(.31)	(.17)	(.35)	(.22)	(.16)
Net realized gains	—	(2.15)	—	—	—
Total distributions	(.31)	(2.32)	(.35)	(.22)	(.16)
Net asset value, end of period	$ 8.26	$ 6.52	$ 15.01	$ 13.42	$ 10.85
Total Return (%)	33.52	(48.21)[b,d]	14.59	25.91	16.17
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	344	297	702	702	558
Ratio of expenses before expense reductions (%)	.94	1.01	.98	.98	1.02
Ratio of expenses after expense reductions (%)	.94	.97	.98	.98	1.02
Ratio of net investment income (loss) (%)	1.69	2.74[c]	1.48[c]	2.32[c]	1.59
Portfolio turnover rate (%)	81	123	108	105	59

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 6.52	$ 14.98	$ 13.38	$ 10.82	$ 9.48
Income (loss) from investment operations: Net investment income (loss)[a]	.10	.23[c]	.16[c]	.24[c]	.12
Net realized and unrealized gain (loss)	1.94	(6.43)	1.73	2.50	1.35
Total from investment operations	2.04	(6.20)	1.89	2.74	1.47
Less distributions from: Net investment income	(.30)	(.11)	(.29)	(.18)	(.13)
Net realized gains	—	(2.15)	—	—	—
Total distributions	(.30)	(2.26)	(.29)	(.18)	(.13)
Net asset value, end of period	$ 8.26	$ 6.52	$ 14.98	$ 13.38	$ 10.82
Total Return (%)	32.89	(48.25)[b,d]	14.25[b]	25.44[b]	15.71[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.50	.40	12	51	40
Ratio of expenses before expense reductions (%)	1.22	1.33	1.41	1.37	1.41
Ratio of expenses after expense reductions (%)	1.22	1.28	1.39	1.36	1.37
Ratio of net investment income (loss) (%)	1.42	2.42[c]	1.07[c]	1.94[c]	1.24
Portfolio turnover rate (%)	81	123	108	105	59

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.09, $0.05 and $0.11 per share and 0.82%, 0.33% and 0.92% of average daily net assets for the years ended December 31, 2008, 2007 and 2006, respectively.

[d] Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of certain operation errors during the period. Excluding this reimbursement, total return would have been 0.06% lower.

Performance Summary December 31, 2009

DWS Health Care VIP

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less then their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns. While all share classes have the same underlying portfolio, their performance will differ.

The gross expense ratios of the Portfolio, as stated in the fee table of the prospectus dated May 1, 2009 are 0.92% and 1.27% for Class A and Class B shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Risk Considerations

This Portfolio is subject to stock market risk. The Portfolio may focus its investments on certain industry sectors, thereby increasing its vulnerability to any single industry or regulatory development. All of these factors may result in greater share price volatility. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

Growth of an Assumed $10,000 Investment
[] DWS Health Care VIP — Class A [] S&P 500® Index [] S&P® North American Health Care Sector Index

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The S&P® North American Health Care Sector Index (name changed from The S&P GSSI Healthcare Sector Index, effective March 31, 2008) is an unmanaged, market-capitalization weighted index of 123 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$12,219	$10,623	$12,237	$14,684
	Average annual total return	22.19%	2.03%	4.12%	4.52%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$10,528
	Average annual total return	26.46%	-5.63%	.42%	.60%
S&P North American Health Care Sector Index	Growth of $10,000	$12,249	$10,133	$11,977	$12,683
	Average annual total return	22.49%	.44%	3.67%	2.78%
DWS Health Care VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$12,180	$10,518	$12,022	$17,699
	Average annual total return	21.80%	1.70%	3.75%	7.91%
S&P 500 Index	Growth of $10,000	$12,646	$8,405	$10,211	$13,070
	Average annual total return	26.46%	-5.63%	.42%	3.63%
S&P North American Health Care Sector Index	Growth of $10,000	$12,249	$10,133	$11,977	$15,185
	Average annual total return	22.49%	.44%	3.67%	5.72%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on May 1, 2001. Index returns began on April 30, 2001.

** The Portfolio commenced offering Class B shares on July 1, 2002. Index returns began on June 30, 2002.

Information About Your Portfolio's Expenses

DWS Health Care VIP

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2009 to December 31, 2009).

The tables illustrate your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2009
Actual Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,190.00	$ 1,188.90
Expenses Paid per $1,000*	$ 5.19	$ 7.34
Hypothetical 5% Portfolio Return	Class A	Class B
Beginning Account Value 7/1/09	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/09	$ 1,020.47	$ 1,018.50
Expenses Paid per $1,000*	$ 4.79	$ 6.77

* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B
DWS Variable Series I — DWS Health Care VIP	.94%	1.33%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2009

DWS Health Care VIP

After underperforming the broader market for most of the calendar year, due to investor preference for companies more closely tied to global economic recovery as well as the overhang of health care reform legislation, health care stocks began to show signs of life in November. We attribute the change in investor sentiment to the perception that health care reform legislation will be more moderate in nature than previously anticipated. For its most recent fiscal year ended December 31, 2009, DWS Health Care VIP posted a 22.19% total return (Class A shares, unadjusted for contract charges). In comparison, the S&P® 500 Index returned 26.46% and the S&P® North American Health Care Sector Index returned 22.49%.

Our overweight to several specialty pharmaceuticals stocks contributed significantly to performance during the quarter. Salix Pharmaceuticals, Ltd. appreciated meaningfully following positive clinical data for its drug to treat irritable bowel syndrome.1 Shire PLC shares benefited from Genzyme's manufacturing woes, as Shire has a competing drug under development for which the FDA has fast-tracked the approval process in order to meet patient needs. The largest detractor from relative performance during the period came from the Portfolio's underweight position in Merck & Co., Inc. Shares of Merck recovered from weakness earlier in 2009, as prescriptions for the company's Vytorin/Zetia cholesterol franchise appear to have stabilized, and investors anticipated the opportunities emerging from the closing of Merck's merger with Schering-Plough.

We believe health care reform legislation if enacted, will be manageable for most health care companies, as the expansion of insurance coverage to uninsured individuals will likely mitigate the possible negative impacts of lower pricing and/or reimbursement. In addition, we believe that health care stocks could benefit from investor rotation out of stock market sectors that have dramatically outperformed in 2009. Longer term, we believe that health care stocks remain attractive based on favorable global demographic trends and the continuing emergence of new technologies.

The following person is responsible for the day-to-day management of the Portfolio:

Leefin Lai, CFA
Portfolio Manager

The following person serves as consultant to the Advisor:

Thomas E. Bucher, CFA
Consultant

The Standard & Poor's® 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The S&P® North American Health Care Sector Index (name changed from The S&P GSSI Healthcare Sector Index, effective March 31, 2008) is an unmanaged, market-capitalization weighted index of 123 stocks designed to measure the performance of companies in the health care sector.

Index returns assume the reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

1 "Overweight" means the portfolio holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the portfolio holds a lower weighting.

Portfolio management market commentary is as of December 31, 2009, and may not come to pass. This information is subject to change at any time based on market and other conditions. Past performance does not guarantee future results. Current and future portfolio holdings are subject to risk.

Portfolio Summary

DWS Health Care VIP

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/09	12/31/08

Common Stocks	100%	98%
Cash Equivalents	—	2%
	100%	100%
Industry Diversification (As a % of Common Stocks)	12/31/09	12/31/08

Pharmaceuticals	34%	31%
Biotechnology	23%	26%
Medical Supply & Specialty	20%	20%
Health Care Services	17%	17%
Life Sciences Equipment	6%	6%
	100%	100%

Asset allocation and industry diversification are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 74. A complete list of portfolio holdings of the Portfolio is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2009

DWS Health Care VIP

	Shares	Value ($)

Common Stocks 99.5%
Health Care 99.5%
Biotechnology 23.0%
Acorda Therapeutics, Inc.*	8,600	216,892
Alexion Pharmaceuticals, Inc.*	20,400	995,928
Allos Therapeutics, Inc.*	22,300	146,511
AMAG Pharmaceuticals, Inc.*	5,200	197,756
Amgen, Inc.*	24,950	1,411,421
Amylin Pharmaceuticals, Inc.*	9,100	129,129
Biogen Idec, Inc.*	9,520	509,320
BioMarin Pharmaceutical, Inc.*	33,400	628,254
Celera Corp.*	25,300	174,823
Celgene Corp.*	22,260	1,239,437
Cephalon, Inc.* (a)	6,500	405,665
Cepheid, Inc.* (a)	11,600	144,768
Dendreon Corp.* (a)	9,400	247,032
Exelixis, Inc.*	22,200	163,614
Gen-Probe, Inc.*	6,400	274,560
Genzyme Corp.*	16,100	789,061
Gilead Sciences, Inc.*	27,700	1,198,856
Human Genome Sciences, Inc.*	14,400	440,640
ImmunoGen, Inc.*	13,500	106,110
Incyte Corp.* (a)	38,500	350,735
InterMune, Inc.*	8,400	109,536
Myriad Genetics, Inc.*	9,700	253,170
OSI Pharmaceuticals, Inc.*	7,000	217,210
Regeneron Pharmaceuticals, Inc.*	12,700	307,086
Rigel Pharmaceuticals, Inc.* (a)	10,600	100,806
United Therapeutics Corp.*	8,700	458,055
Vertex Pharmaceuticals, Inc.*	18,700	801,295
		12,017,670
Health Care Services 16.8%
Aetna, Inc.	17,300	548,410
Allscripts-Misys Healthcare Solutions, Inc.*	20,200	408,646
Cardinal Health, Inc.	14,100	454,584
Cerner Corp.* (a)	4,200	346,248
CIGNA Corp.	11,300	398,551
CVS Caremark Corp.	20,131	648,420
Express Scripts, Inc.*	10,400	899,080
Fresenius Medical Care AG & Co. KGaA	15,297	809,948
Laboratory Corp. of America Holdings*	6,200	464,008
McKesson Corp.	14,700	918,750
MedAssets, Inc.*	6,700	142,107
Medco Health Solutions, Inc.*	14,268	911,868
Quality Systems, Inc. (a)	4,300	269,997
Quest Diagnostics, Inc.	7,100	428,698
UnitedHealth Group, Inc.	28,600	871,728
WellPoint, Inc.*	4,600	268,134
		8,789,177
	Shares	Value ($)

Life Sciences Tools & Services 6.0%
Illumina, Inc.* (a)	7,300	223,745
Life Technologies Corp.*	19,229	1,004,331
Mettler-Toledo International, Inc.*	2,800	293,972
PerkinElmer, Inc.	13,300	273,847
Pharmaceutical Product Development, Inc.	11,600	271,904
Thermo Fisher Scientific, Inc.*	16,900	805,961
Waters Corp.*	4,300	266,428
		3,140,188
Medical Supply & Specialty 19.9%
Alcon, Inc.	4,300	706,705
Baxter International, Inc.	26,600	1,560,888
Beckman Coulter, Inc.	5,800	379,552
Becton, Dickinson & Co.	10,800	851,688
C.R. Bard, Inc.	4,700	366,130
Covidien PLC	27,400	1,312,186
Hologic, Inc.*	19,100	276,950
Kinetic Concepts, Inc.*	3,600	135,540
Masimo Corp.*	14,700	447,174
Medtronic, Inc.	34,900	1,534,902
ResMed, Inc.*	5,500	287,485
St. Jude Medical, Inc.*	13,700	503,886
Stryker Corp.	10,900	549,033
Varian Medical Systems, Inc.*	5,600	262,360
Wright Medical Group, Inc.*	15,200	288,040
Zimmer Holdings, Inc.*	16,000	945,760
		10,408,279
Pharmaceuticals 33.8%
Abbott Laboratories	31,400	1,695,286
Allergan, Inc.	8,900	560,789
American Oriental Bioengineering, Inc.* (a)	30,600	142,290
Auxilium Pharmaceuticals, Inc.*	7,500	224,850
Biovail Corp.	26,300	367,148
Bristol-Myers Squibb Co. (a)	43,600	1,100,900
Cardiome Pharma Corp.*	20,400	90,780
Eli Lilly & Co.	15,400	549,934
Forest Laboratories, Inc.*	15,000	481,650
Johnson & Johnson	29,200	1,880,772
Merck & Co., Inc.	73,083	2,670,453
Merck KGaA	2,262	211,426
Mylan, Inc.* (a)	55,100	1,015,493
Novartis AG (Registered)	14,474	788,576
Pfizer, Inc.	198,850	3,617,081
Roche Holding AG (Genusschein)	7,252	1,233,683
Salix Pharmaceuticals Ltd.*	15,600	396,240
Shire PLC (ADR)	9,000	528,300
XenoPort, Inc.*	7,400	137,343
		17,692,994
Total Common Stocks (Cost $40,070,389)		52,048,308

Securities Lending Collateral 7.6%
Daily Assets Fund Institutional, 0.17% (b) (c) (Cost $3,987,825)	3,987,825	3,987,825

	Shares	Value ($)

Cash Equivalents 0.2%
Central Cash Management Fund, 0.14% (b) (Cost $126,803)	126,803	126,803
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $44,185,017)+	107.3	56,162,936
Other Assets and Liabilities, Net	(7.3)	(3,830,726)
Net Assets	100.0	52,332,210

* Non-income producing security.

+ The cost for federal income tax purposes was $44,642,624. At December 31, 2009, net unrealized appreciation for all securities based on tax cost was $11,520,312. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,583,839 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,063,527.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2009 amounted to $3,848,286, which is 7.4% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Portfolio is net of borrower rebates.

ADR: American Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Portfolio's investments. For information on the Portfolio's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to the Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stock and/or Other Equity Investments Biotechnology	$ 12,017,670	$ —	$ —	$ 12,017,670
Health Care Services	7,979,229	809,948	—	8,789,177
Life Sciences Tools & Specialty	3,140,188	—	—	3,140,188
Medical Supply & Specialty	10,408,279	—	—	10,408,279
Pharmaceuticals	15,459,309	2,233,685	—	17,692,994
Short-Term Investments (d)	4,114,628	—	—	4,114,628
Total	$ 53,119,303	$ 3,043,633	$ —	$ 56,162,936

(d) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2009
Assets
Investments: Investments in securities, at value (cost $40,070,389), including $3,848,286 of securities loaned	$ 52,048,308
Investment in Daily Assets Fund Institutional (cost $3,987,825)*	3,987,825
Investment in Central Cash Management Fund (cost $126,803)	126,803
Total investments, at value (cost $44,185,017)	56,162,936
Foreign currency, at value (cost $218,109)	213,946
Dividends receivable	62,602
Interest receivable	533
Receivable for Portfolio shares sold	207
Foreign taxes recoverable	26,781
Other assets	985
Total assets	56,467,990
Liabilities
Payable for Portfolio shares redeemed	58,779
Payable upon return of securities loaned	3,987,825
Accrued management fee	29,137
Accrued distribution service fee (Class B)	653
Other accrued expenses and payables	59,386
Total liabilities	4,135,780
Net assets, at value	$ 52,332,210
Net Assets Consist of
Net unrealized appreciation (depreciation) on: Investments	11,977,919
Foreign currency	(4,128)
Accumulated net realized gain (loss)	2,975,088
Paid-in capital	37,383,331
Net assets, at value	$ 52,332,210
Class A Net Asset Value, offering and redemption price per share ($49,254,955 ÷ 4,392,554 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.21
Class B Net Asset Value, offering and redemption price per share ($3,077,255 ÷ 281,083 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.95

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2009
Investment Income
Income: Dividends (net of foreign taxes withheld of $23,682)	$ 436,518
Income distributions — affiliated cash management vehicle	4,573
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	26,123
Total Income	467,214
Expenses: Management fee	353,859
Administration fee	53,212
Custodian fee	17,040
Distribution service fee (Class B)	7,929
Services to shareholders	2,172
Record keeping fee (Class B)	4,272
Audit and tax fees	28,888
Trustees' fees and expenses	2,998
Legal fees	23,009
Reports to shareholders	9,685
Other	18,462
Total expenses	521,526
Net investment income (loss)	(54,312)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	4,341,178
Foreign currency	18,857
4,360,035
Change in net unrealized appreciation (depreciation) on: Investments	5,464,088
Foreign currency	(5,062)
5,459,026
Net gain (loss)	9,819,061
Net increase (decrease) in net assets resulting from operations	$ 9,764,749

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2009	2008
Operations: Net investment income (loss)	$ (54,312)	$ 692,947
Net realized gain (loss)	4,360,035	(91,546)
Change in net unrealized appreciation (depreciation)	5,459,026	(24,365,986)
Net increase (decrease) in net assets resulting from operations	9,764,749	(23,764,585)
Distributions to shareholders from: Net investment income: Class A	(711,488)	(269,428)
Class B	(35,875)	—
Net realized gains: Class A	(673,607)	(14,518,785)
Class B	(45,473)	(789,529)
Total distributions	(1,466,443)	(15,577,742)
Portfolio share transactions: Class A Proceeds from shares sold	3,080,971	15,385,334
Reinvestment of distributions	1,385,095	14,788,213
Cost of shares redeemed	(23,233,574)	(31,046,167)
Net increase (decrease) in net assets from Class A share transactions	(18,767,508)	(872,620)
Class B Proceeds from shares sold	467,768	674,757
Reinvestment of distributions	81,348	789,529
Cost of shares redeemed	(1,479,410)	(1,414,568)
Net increase (decrease) in net assets from Class B share transactions	(930,294)	49,718
Increase (decrease) in net assets	(11,399,496)	(40,165,229)
Net assets at beginning of period	63,731,706	103,896,935
Net assets at end of period (including undistributed net investment income of $0 and $724,957, respectively)	$ 52,332,210	$ 63,731,706
Other Information
Class A Shares outstanding at beginning of period	6,373,629	6,708,658
Shares sold	320,687	1,209,692
Shares issued to shareholders in reinvestment of distributions	164,892	1,271,557
Shares redeemed	(2,466,654)	(2,816,278)
Net increase (decrease) in Class A shares	(1,981,075)	(335,029)
Shares outstanding at end of period	4,392,554	6,373,629
Class B Shares outstanding at beginning of period	379,018	376,902
Shares sold	50,217	56,147
Shares issued to shareholders in reinvestment of distributions	9,896	69,318
Shares redeemed	(158,048)	(123,349)
Net increase (decrease) in Class B shares	(97,935)	2,116
Shares outstanding at end of period	281,083	379,018

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.45	$ 14.68	$ 13.77	$ 13.02	$ 12.00
Income (loss) from investment operations: Net investment income (loss)[a]	(.01)	.09[c]	.03[c]	(.01)[b]	(.02)
Net realized and unrealized gain (loss)	2.02	(3.08)	1.75	.81	1.04
Total from investment operations	2.01	(2.99)	1.78	.80	1.02
Less distributions from: Net investment income	(.13)	(.04)	—	—	—
Net realized gains	(.12)	(2.20)	(.87)	(.05)	—
Total distributions	(.25)	(2.24)	(.87)	(.05)	—
Net asset value, end of period	$ 11.21	$ 9.45	$ 14.68	$ 13.77	$ 13.02
Total Return (%)	22.19	(23.20)	13.20	6.17[b]	8.50
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	49	60	98	101	109
Ratio of expenses (%)	.96	.92	.93	.89	.88
Ratio of net investment income (loss) (%)	(.08)	.79[c]	.19[c]	(.03)[b]	(.18)
Portfolio turnover rate (%)	31	24	37	47	43

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the years ended December 31, 2008 and 2007, respectively.

Class B Years Ended December 31,	2009	2008	2007	2006	2005
Selected Per Share Data
Net asset value, beginning of period	$ 9.23	$ 14.40	$ 13.55	$ 12.87	$ 11.91
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	.05[c]	(.03)[c]	(.06)[b]	(.07)
Net realized and unrealized gain (loss)	1.98	(3.02)	1.75	.79	1.03
Total from investment operations	1.94	(2.97)	1.72	.73	.96
Less distributions from: Net investment income[a]	(.10)	—	—	—	—
Net realized gains	(.12)	(2.20)	(.87)	(.05)	—
Total distributions	(.22)	(2.20)	(.87)	(.05)	—
Net asset value, end of period	$ 10.95	$ 9.23	$ 14.40	$ 13.55	$ 12.87
Total Return (%)	21.80	(23.50)	12.88	5.77[b]	8.06
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	5	21	23
Ratio of expenses (%)	1.34	1.27	1.34	1.28	1.27
Ratio of net investment income (loss) (%)	(.46)	.43[c]	(.22)[c]	(.42)[b]	(.57)
Portfolio turnover rate (%)	31	24	37	47	43

[a] Based on average shares outstanding during the period.

[b] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase in net investment income of $0.003 per share and an increase in the ratio of net investment income of 0.02%. Excluding this non-recurring income, total return would have been 0.02% lower.

[c] Net investment income per share and ratio of net investment income include non-recurring dividend income amounting to $0.03 and $0.02 per share and 0.28% and 0.13% of average daily net assets for the year ended December 31, 2008 and 2007, respectively.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Variable Series I (the "Series") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, registered management investment company organized as a Massachusetts business trust. The Series consists of six diversified portfolios: DWS Bond VIP, DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP (individually or collectively hereinafter referred to as a "Portfolio" or the "Portfolios"). The Series is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. DWS Bond VIP offers one class of shares (Class A shares). DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP, DWS International VIP and DWS Health Care VIP each offer two classes of shares (Class A shares and Class B shares). Class B shares are subject to Rule 12b-1 distribution fees under the 1940 Act and record keeping fees equal to an annual rate of 0.25% and up to 0.15%, respectively, of the average daily net assets of the Class B shares of the applicable Portfolio. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fees and record keeping fees). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Series' financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Series in the preparation of the financial statements for its Portfolios.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Series. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange on which the ETFs are traded most extensively. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. The Series may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange. In accordance with each Portfolio's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Securities Lending. Each Portfolio may lend securities to certain financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Portfolio is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Portfolios are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Mortgage Dollar Rolls. DWS Bond VIP may enter into mortgage dollar rolls in which the Portfolio sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is the holder. The Portfolio receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase, or alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Portfolio is able to repurchase them. There can be no assurance that the Portfolio's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its costs.

When-Issued/Delayed Securities. DWS Bond VIP may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Portfolio until payment takes place. At the time the Portfolio enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Derivatives. Authoritative accounting guidance requires that disclosures about the Portfolio's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Portfolio's derivatives are not accounted for as hedging instruments. As such, even though the Portfolio may use derivatives in an attempt to achieve an economic hedge, the Portfolio's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the year, DWS Bond VIP and DWS Growth & Income VIP invested in future contracts. DWS Growth & Income VIP enters into futures contracts in circumstances where portfolio management believes they offer an economic means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. DWS Bond VIP invests in interest rate futures to gain exposure to different parts of the yield curve while managing the overall duration. DWS Bond VIP also enters into currency futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities.

A summary of the open future contracts as of December 31, 2009 is included in a table following DWS Bond VIP and DWS Growth & Income VIP's Investment Portfolios. For the year ended December 31, 2009, DWS Bond VIP and DWS Growth & Income VIP invested in futures contracts with total notional values ranging from $0 to approximately $43,725,000 and $1,166,000 to $2,838,000, respectively.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. Each Portfolio is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the US dollar may affect the US dollar value of foreign securities or the income or gains received on these securities. To reduce the effect of currency fluctuations, each Portfolio may enter into forward foreign currency exchange contracts. During the year, DWS Bond VIP invested in forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Portfolio is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Portfolio gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward foreign currency exchange contracts as of December 31, 2009 is included in a table following DWS Bond VIP's Investment Portfolio. For the year ended December 31, 2009, the Portfolio invested in forward foreign currency exchange contracts with total values ranging from approximately $107,000 to $3,032,000.

The following tables summarize the value of DWS Bond VIP and DWS Growth & Income VIP's derivative instruments held as of December 31, 2009 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

DWS Bond VIP

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$ 1,841	$ 95,415	$ 97,256
Interest Rate Contracts (b)	—	461,181	461,181
	$ 1,841	$ 556,596	$ 558,437

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on futures. Asset of Receivable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location on the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$ (72)	$ 801,296	$ 801,224
Interest Rate Contracts (b)	—	(2,032,669)	(2,032,669)
	$ (72)	$ (1,231,373)	$ (1,231,445)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a) (b)	$ (2,355)	$ 95,415	$ 93,060
Interest Rate Contracts (b)	—	461,181	461,181
	$ (2,355)	$ 556,596	$ 554,241

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

DWS Growth & Income VIP

Liability Derivatives	Futures Contracts
Equity Contracts (a)	$ 7,773

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Net unrealized appreciation (depreciation) on futures. Liability of Payable for daily variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Portfolio earnings during the year ended December 31, 2009 and the related location on the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$ 446,975

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$ (34,096)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

Taxes. Each Portfolio is treated as a separate taxpayer as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to the separate accounts of the Participating Insurance Companies which hold its shares.

Additionally, based on the Series' understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which each Portfolio invests, each Portfolio will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At December 31, 2009, the following Portfolios had an approximate net tax basis capital loss carryforward which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until the following expiration dates, whichever occurs first:

Portfolio	Capital Loss Carryforwards ($)	Expiration Date	Capital Loss Carryforwards Expired($)
DWS Bond VIP	42,815,000	12/31/2014-12/31/2017	—
DWS Growth & Income VIP	57,014,000	12/31/2010-12/31/2017	—
DWS Capital Growth VIP	256,579,000	12/31/2010-12/31/2017	37,498,000
DWS Global Opportunities VIP	22,316,000	12/31/2016-12/31/2017	—
DWS International VIP	176,529,000	12/31/2016-12/31/2017	—

In addition, from November 1, 2009 through December 31, 2009, DWS Growth & Income VIP and DWS International VIP incurred approximately $254,000 and $961,000, respectively, of net realized capital losses. As permitted by tax regulations, the Portfolios intend to elect to defer these losses and treat them as arising in the fiscal year ended December 31, 2010.

At December 31, 2009, DWS Growth & Income VIP had a net tax basis capital loss carryforward of approximately $57,014,000, including $4,777,000 inherited from its merger with SVS II Focus Value & Growth, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

At December 31, 2009, DWS Capital Growth VIP had a net tax basis capital loss carryforward of approximately $256,579,000 including $27,075,000 inherited from its merger with DWS Janus Growth & Income VIP in fiscal year 2009 and $229,513,000 inherited from its mergers with affiliated funds in fiscal years 2005 and 2006 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. Due to these limitations (under Sections 382-384 of the Internal Revenue Code), approximately $2,473,000 of the inherited capital loss carryforwards cannot be used by the funds, and is not included in the capital loss carryforward of $256,579,000 disclosed above.

During the year ended December 31, 2009, DWS Capital Growth VIP lost $37,498,000 through expiration.

Each Portfolio has reviewed the tax positions for the open tax years as of December 31, 2009 and has determined that no provision for income tax is required in each Portfolio's financial statements. Each of the Portfolio's federal tax returns for the prior three fiscal years remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Each Portfolio will declare and distribute dividends from their net investment income, if any, annually, although additional distributions may be made if necessary. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to each Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in forward foreign currency exchange contracts, passive foreign investment companies, post October loss deferrals and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2009, the Portfolios' components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Portfolio	Undistributed Ordinary Income ($)*	Undistributed Net Long-Term Capital Gains ($)	Capital Loss Carryforwards ($)	Net Unrealized Gain (Loss) on Investments ($)
DWS Bond VIP	6,641,764	—	(42,815,000)	386,627
DWS Growth & Income VIP	1,542,732	—	(57,014,000)	11,643,767
DWS Capital Growth VIP	6,141,554	—	(256,579,000)	195,856,628
DWS Global Opportunities VIP	555,712	—	(22,316,000)	36,497,914
DWS International VIP	6,548,545	—	(176,529,000)	65,463,531
DWS Health Care VIP	74,397	3,358,298	—	11,520,312

In addition, the tax character of distributions paid to shareholders by the Portfolios is summarized as follows:

	Distributions from Ordinary Income ($)* Years Ended December 31,		Distributions from Long-Term Capital Gains ($) Years Ended December 31,
Portfolio	2009	2008	2009	2008
DWS Bond VIP	11,985,798	10,914,208	—	—
DWS Growth & Income VIP	2,003,256	15,760,111	—	26,232,152
DWS Capital Growth VIP	8,113,671	9,451,337	—	—
DWS Global Opportunities VIP	2,134,010	979,171	—	40,011,833
DWS International VIP	13,476,586	7,386,477	—	95,745,428
DWS Health Care VIP	724,315	3,006,032	742,128	12,571,710

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Series arising in connection with a specific Portfolio are allocated to that Portfolio. Other Series expenses which cannot be directly attributed to a Portfolio are apportioned among the Portfolios in the Series.

Contingencies. In the normal course of business, each Portfolio may enter into contracts with service providers that contain general indemnification clauses. Each Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Portfolio that have not yet been made. However, based on experience, each Portfolio expects the risk of loss to be remote.

Other. For each Portfolio, investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2009, purchases and sales of investment securities (excluding short-term investments) were as follows:

Portfolio	Purchases ($)	Sales ($)
DWS Bond VIP excluding US Treasury Obligations	363,453,498	351,698,090
US Treasury Obligations	74,771,473	66,751,900
DWS Growth & Income VIP	73,380,763	90,220,270
DWS Capital Growth VIP	481,115,761	570,371,875
DWS Global Opportunities VIP	65,821,101	91,641,908
DWS International VIP	237,744,779	283,244,304
DWS Health Care VIP	16,091,698	36,491,936

C. Related Parties

Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Portfolios in accordance with their investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Portfolios.

Under the Investment Management Agreement with the Advisor, the Portfolios pay a monthly management fee, based on the average daily net assets of each Portfolio, computed and accrued daily and payable monthly, at the annual rates shown below:

Portfolio	Annual Management Fee Rate
DWS Bond VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Growth & Income VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Capital Growth VIP first $250 million of average daily net assets	.390%
next $750 million of average daily net assets	.365%
over $1 billion of average daily net assets	.340%
DWS Global Opportunities VIP first $500 million of average daily net assets	.890%
next $500 million of average daily net assets	.875%
next $1 billion of average daily net assets	.860%
over $2 billion of average daily net assets	.845%
DWS International VIP first $500 million of average daily net assets	.790%
over $500 million of average daily net assets	.640%
DWS Health Care VIP first $250 million of average daily net assets	.665%
next $750 million of average daily net assets	.640%
next $1.5 billion of average daily net assets	.615%
next $2.5 billion of average daily net assets	.595%
next $2.5 billion of average daily net assets	.565%
next $2.5 billion of average daily net assets	.555%
next $2.5 billion of average daily net assets	.545%
over $12.5 billion of average daily net assets	.535%

For the period from January 1, 2009 through September 30, 2009, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Global Opportunities VIP Class A	.95%
DWS Global Opportunities VIP Class B	1.35%
DWS Health Care VIP Class B	1.49%

In addition, for the period from October 1, 2009 through September 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Global Opportunities VIP Class A	1.06%
DWS Global Opportunities VIP Class B	1.46%

In addition, for the period from January 1, 2009 through April 30, 2010, the Advisor, the underwriter and accounting agent contractually agreed to waive a portion of their fee to the extent necessary to maintain the operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) as follows:

Portfolio	Annual Rate
DWS Growth & Income VIP Class A	.54%
DWS Growth & Income VIP Class B	.87%
DWS Capital Growth VIP Class A	.49%
DWS Capital Growth VIP Class B	.82%
DWS International VIP Class A	.96%
DWS International VIP Class B	1.29%

In addition, for the period from January 1, 2009 through April 27, 2010, the Advisor has contractually agreed to waive 0.01% of the management fee for DWS Growth & Income VIP.

Accordingly, for the year ended December 31, 2009, the total management fee, management fee waived and effective management fee rate are as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Annual Effective Rate
DWS Bond VIP	590,867	—	.39%
DWS Growth & Income VIP	362,304	83,784.30%
DWS Capital Growth VIP	2,425,388	153,029.35%
DWS Global Opportunities VIP	1,126,004	154,222.77%
DWS International VIP	2,382,840	—	.79%
DWS Health Care VIP	353,859	—	.67%

In addition, for the year ended December 31, 2009, the Advisor waived record keeping expenses of Class B shares of the Portfolio as follows:

Portfolio	Waived ($)
DWS Capital Growth VIP	1,212

On January 26, 2010, the Advisor announced its intention to transition members of DWS Growth & Income VIP's portfolio management team who are part of its Quantitative Strategies Group out of DIMA into two separate independent investment advisory firms that are not affiliated with DIMA. In order for DWS Growth & Income VIP to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the Portfolio's Board of Trustees the approval of a sub-advisory agreement between DIMA and each newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed during the second quarter 2010.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Series. For all services provided under the Administrative Services Agreement, each Portfolio pays the Advisor an annual fee ("Administration Fee") of 0.10% of each Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2009, the Administration Fee was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2009 ($)
DWS Bond VIP	151,504	13,599
DWS Growth & Income VIP	92,899	8,763
DWS Capital Growth VIP	647,367	61,538
DWS Global Opportunities VIP	126,517	12,233
DWS International VIP	301,625	29,259
DWS Health Care VIP	53,212	4,440

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Series. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from each Portfolio. For the year ended December 31, 2009, the amounts charged to the Portfolios by DISC were as follows:

Portfolio	Total Aggregated ($)	Waived ($)	Unpaid at December 31, 2009 ($)
DWS Bond VIP Class A	711	—	119
DWS Growth & Income VIP Class A	611	611	—
DWS Growth & Income VIP Class B	98	—	16
DWS Capital Growth VIP Class A	1,051	1,051	—
DWS Capital Growth VIP Class B	148	148	—
DWS Global Opportunities VIP Class A	601	601	—
DWS Global Opportunities VIP Class B	120	—	24
DWS International VIP Class A	936	—	142
DWS International VIP Class B	98	—	16
DWS Health Care VIP Class A	255	—	24
DWS Health Care VIP Class B	62	—	18

DWS Investments Distributors, Inc. ("DIDI"), also an affiliate of the Advisor, is the Series' Distributor. In accordance with the Master Distribution Plan, DIDI receives 12b-1 fees of 0.25% of average daily net assets of Class B shares. Pursuant to the Master Distribution Plan, DIDI remits these fees to the Participating Insurance Companies for various costs incurred or paid by these companies in connection with marketing and distribution of Class B shares. These fees are detailed in each Portfolio's Statement of Operations.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolios. For the year ended December 31, 2009, the amount charged to the Portfolios by DIMA included in the Statement of Operations under "reports to shareholders" was as follows:

Portfolio	Total Aggregated ($)	Unpaid at December 31, 2009 ($)
DWS Bond VIP	6,833	2,121
DWS Growth & Income VIP	7,266	2,130
DWS Capital Growth VIP	19,089	3,268
DWS Global Opportunities VIP	8,846	2,172
DWS International VIP	8,064	2,148
DWS Health Care VIP	9,061	3,497

Trustees' Fees and Expenses. Each Portfolio paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicles. The Portfolio may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Portfolio currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Portfolio invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Investing in Emerging Markets

The DWS Bond VIP, DWS Global Opportunities VIP and DWS International VIP may invest in emerging markets. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements and may have prices more volatile than those of comparable securities of issuers in the United States of America.

E. Ownership of the Portfolios

At the end of the year, the beneficial ownership in the Portfolios was as follows:

DWS Bond VIP: One participating insurance company was an owner of record of 10% or more of the total outstanding Class A shares of the Portfolio, owning 60%.

DWS Growth & Income VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 34%, 26% and 16%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 87% and 11%.

DWS Capital Growth VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 41%, 23% and 13%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 86% and 13%.

DWS Global Opportunities VIP: Three participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 47%,20% and 12%. Two participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 64% and 35%.

DWS International VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 39% and 13%. Three participating insurance companies were owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 66%, 18% and 16%.

DWS Health Care VIP: Two participating insurance companies were owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 68% and 23%. One participating insurance company was an owner of record of 10% or more of the total outstanding Class B shares of the Portfolio, owning 99%.

F. Line of Credit

The Series and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. Each Portfolio may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. Each Portfolio may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Payments Made by Affiliates

During the year ended December 31, 2009, the Advisor fully reimbursed DWS Capital Growth VIP $559 for losses incurred on trades executed incorrectly. The amount of the losses was less than 0.01% of the Portfolio's average net asset, thus having no impact on the Portfolio's total return.

H. Acquisition of Assets

On April 24, 2009, DWS Capital Growth VIP acquired all of the net assets of DWS Janus Growth & Income VIP pursuant to a plan of reorganization approved by shareholders on April 20, 2009. The purpose of the transaction was to combine two funds managed by DWS with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 9,556,588 Class A shares of DWS Janus Growth & Income VIP for 5,009,687 Class A shares of DWS Capital Growth VIP outstanding on April 24, 2009. DWS Janus Growth & Income VIP's net assets at that date, $66,828,943, including $510,610 of net unrealized appreciation, were combined with those of DWS Capital Growth VIP. The aggregate net assets of DWS Capital Growth VIP immediately before the acquisition were $572,408,860. The combined net assets of DWS Capital Growth VIP immediately following the acquisition were $639,237,803.

The financial statements reflect the operations of DWS Capital Growth VIP for the period prior to the acquisition and the combined fund for the period subsequent to the portfolio merger. Assuming the acquisition had been completed on January 1, 2009, DWS Capital Growth VIP pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income*	$ 6,472,345
Net gain (loss) on investments	$ 158,160,836
Net increase (decrease) in net assets resulting from operations	$ 164,633,181

* Net investment income includes $63,410 of pro forma eliminated expenses.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of DWS Janus Growth & Income VIP that have been included in DWS Capital Growth VIP's Statement of Operations since April 24, 2009.

I. Review for Subsequent Events

Management has reviewed the events and transactions for subsequent events from January 1, 2010 through February 12, 2010, the date the financial statements were available to be issued, and has determined that there were no material events that would require disclosure in the Series' financial statements through this date.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of DWS Variable Series I:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the six Portfolios (identified in Note A) of DWS Variable Series I (the "Series") at December 31, 2009 and the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

Tax Information (Unaudited)

DWS Health Care VIP paid distributions of $0.12 per share from net long-term capital gains during the year ended December 31, 2009, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, DWS Health Care VIP designates approximately $3,694,000 as capital gain dividends for its year ended December 31, 2009, of which 100% represents 15% rate gains.

For corporate shareholders of DWS Growth & Income VIP, DWS Capital Growth VIP, DWS Global Opportunities VIP and DWS Health Care VIP, 100%, 100%, 13% and 65%, respectively, of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Portfolios' fiscal year ended December 31, 2009 qualified for the dividends received deduction.

DWS International VIP paid foreign taxes of $812,000 and earned $5,943,000 of foreign source income during the year ended December 31, 2009. Pursuant to Section 853 of the Internal Revenue Code, DWS International VIP designates $0.02 per share as foreign taxes paid and $0.14 per share as income earned from foreign sources for the year ended December 31, 2009.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Proxy Voting

The Series' policies and procedures for voting proxies for portfolio securities and information about how the Series voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Series' policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Investment Management Agreement Approval

DWS Bond VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in the Fund's management structure, including the termination of Aberdeen Asset Management, Inc. and Aberdeen Asset Management Investment Services Limited as the Fund's sub-advisor and sub-sub-advisor, respectively, and the introduction of a new portfolio management team in December 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing the Fund's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Growth & Income VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 3rd quartile, 3rd quartile and 4th quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Capital Growth VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global Opportunities VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile, 4th quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board observed that there were significant limitations to the usefulness of the comparative data provided by Lipper, noting that the applicable Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. As a result, the Board gave increased weight to the Fund's performance relative to its benchmark than some of the additional comparative data. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Trustees also observed that the Lipper universe for the Fund included funds that pursue substantially different investment programs as compared to that pursued by the Fund. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS International VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2009. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of two new portfolio managers in July 2009.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data. The Board also noted that the expense limitations agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Health Care VIP

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were at the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2008). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper expense universe. The Board concluded that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2009. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[7] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[7] (1962) Assistant Secretary, 1997-present	Managing Director[3], Deutsche Asset Management
Rita Rubin[8] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[7] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[7] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[7] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
Jason Vazquez[8] (1972) Anti-Money Laundering Compliance Officer, 2007-present

Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[8] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[8] (1951) Chief Legal Officer, 2006-present

Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 280 Park Avenue, New York, New York 10017.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Notes

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Investments Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

VS1-2 (R-15793-1 2/10)

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2009, DWS Variable Series I has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS VARIABLE SERIES I

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2009	$183,474	$0	$0	$0
2008	$195,675	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2009	$2,000	$0	$0
2008	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2009	$0	$0	$100,000	$100,000
2008	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a sub-advisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Variable Series I

By:	/s/Michael G. Clark Michael G. Clark President

Date:	February 19, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	February 19, 2010